1933 Act Registration No. 333-71853
                                             1940 Act Registration No. 811-09225

                        As filed with the Securities and
                   Exchange Commission on April 20, 2000.
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 3          X

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 3                   X

                         AAL VARIABLE ANNUITY ACCOUNT II
               (Exact name of registrant as specified in charter)

                          Aid Association for Lutherans
                               (Name of Depositor)
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
               (Address of Principal Executive Offices)(Zip Code)

        Depositor's Telephone Number, including Area Code: (920) 734-5721

                              WOODROW E. ENO, ESQ.
             Senior Vice President, Secretary and General Counsel of
                          AID ASSOCIATION FOR LUTHERANS
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485. [x ] on May 1, 2000 pursuant to paragraph (b)(1)(v) of Rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485. [ ] on _________, pursuant to paragraph (a)(1) of Rule 485.
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485. [ ] on _________, pursuant to paragraph (a)(2) of Rule 485.

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.



                         AAL VARIABLE ANNUITY ACCOUNT II
                                   PROSPECTUS

                                   MAY 1, 2000

                                     FOR THE
             SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CERTIFICATES



This prospectus describes the single premium immediate variable annuity certificate (the certificate) Aid Association for Lutherans (AAL, we, us, our) offers. We are a fraternal benefit society organized under the laws of the State of Wisconsin. We offer the certificates to people (you, your) who are eligible for membership in AAL as well as employees of AAL and its affiliates.


The certificate may be sold to or issued in connection with retirement plans, including plans that qualify for special federal income tax treatment under the Internal Revenue Code.

You may allocate premiums and transfer your investment to one or more of the seven subaccounts of AAL Variable Annuity Account II or the fixed account. The assets of each subaccount are invested solely in a corresponding portfolio of AAL Variable Product Series Fund, Inc. (the Fund).


Under the certificate, we make periodic annuity payments to you (or other designated payees). The dollar amount of each annuity payment may vary according to the investment performance of the portfolios in which the selected subaccounts invest and the interest we credit under the fixed account. THE CERTIFICATE IS NOT CONSIDERED A DEPOSIT OR OTHER OBLIGATION OF ANY BANK, CREDIT UNION OR ANY AFFILIATED ENTITY. NEITHER THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) NOR ANY OTHER AGENCY INSURES OR PROTECTS THE CERTIFICATES. YOU BEAR THE INVESTMENT RISK OF AMOUNTS INVESTED IN THE VARIABLE ACCOUNT.

This prospectus sets forth the information about the variable account and the certificate you should know before you purchase a certificate. You can get more information about AAL, the variable account and the certificate in the Statement of Additional Information. We filed the Statement of Additional Information, bearing the same date, with the Securities and Exchange Commission and incorporate by reference the Statement of Additional Information into this prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 225-5225, or by writing AAL at its principal office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. The Telecommunications Device for the Deaf (TDD) number is (800) 735-9644. A Table of Contents for the Statement of Additional Information appears at the end of this prospectus.

A prospectus for the Fund accompanies this prospectus. Please read both prospectuses carefully and keep them for future reference.


THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS


DEFINITIONS


SUMMARY

FEES AND EXPENSE TABLES

PERFORMANCE INFORMATION

AAL, THE ACCOUNTS AND THE FUND

THE CERTIFICATE

         Application and Purchase

         Crediting and Allocating Your Premium Payment

         Free Look Period

         Owners, Payees and Annuitants

         Adult and Juvenile Certificates

         Beneficiaries

         Assignments of Ownership

ANNUITY PAYMENTS

         Selecting an Annuity Payment Option

         Annuity Payment Options


         Annuity Payment Dates


         Fixed Account Annuity Payments

         Variable Annuity Payments

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

SURRENDERS AND WITHDRAWALS

DEATH OF THE OWNER AND/OR ANNUITANT

CERTIFICATE FEES AND CHARGES

GENERAL INFORMATION ABOUT THE CERTIFICATES


FEDERAL TAX MATTERS

OTHER INFORMATION

ILLUSTRATIONS OF ANNUITY PAYMENTS ASSUMING HYPOTHETICAL RATES OF RETURNCONDENSED FINANCIAL INFORMATION

                                   DEFINITIONS


AAL, we, us, our: Aid Association for Lutherans, a fraternal benefit society owned by and operated for its members.


AAL CMC: AAL Capital Management Corporation.


annuitant: The person on whose life or life expectancy the certificate is based.

annuity payment: One of a series of periodic distributions.

annuity payment date: The date of the month on which you elect to receive annuity payments.

annuity payment period: The period during which annuity payments are made.

annuity unit: The accounting unit of measurement used to calculate the amount of the annuity payment.

annuity unit value: The value of an annuity unit for a subaccount for a given valuation period.

assumed investment return: The investment return upon which the variable annuity payments are based.

beneficiary: The person who you have chosen to receive the death proceeds upon the annuitant's death.

certificate: The contract between you and us providing the single premium immediate variable annuity.

certificate anniversary: The same date in each year as the issue date.

certificate year: A period beginning on a certificate anniversary and ending on the day immediately preceding the next certificate anniversary.

Code: The Internal Revenue Code of 1986, as amended.


commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period. In calculating the commuted value for the fixed account, we will use an interest rate that is currently 0.5% higher than the rate used to determine the annuity payments. The maximum valuation interest rate for single premium immediate annuities is specified in your state's insurance laws. For the variable subaccounts, the interest rate we currently use is 0.5% greater than the assumed investment return you selected.

death proceeds: The amount payable from your certificate to your beneficiary in the event of the annuitant's death (during the guaranteed payment period).


fixed account: Part of the general account of AAL, which includes all of AAL's assets other than those in any separate account of AAL.

free look period: The period of time during which you may cancel the certificate.

Fund: AAL Variable Product Series Fund, Inc.

home office: Our principal executive office located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free number is 800-225-5225, locally
(920) 734-5721.

issue date: The effective date of the certificate, generally the date on which we apply your premium.


member: Generally, Lutherans and their families and persons serving or associated with Lutherans or Lutheran organizations and their families. You apply for membership by completing a membership application at the time you complete an application for the AAL Single Premium Immediate Variable Annuity or other AAL insurance product. Associate members do not have to buy an insurance product but other requirements apply.


net asset value: Each portfolio's share value at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) for any valuation date.

owner, you, your, yours: The person or entity who owns the certificate.

payee: The person you designate to receive payments under the certificate.

portfolio: One of a series of the Fund currently available for investment through a corresponding subaccount.

proof of death: A certified copy of the death certificate or a certified decree of a court of competent jurisdiction as to the finding of death or any other proof satisfactory to AAL.

premium: The payment you invest in the certificate.


qualified plan: A retirement plan that receives favorable tax treatment under Section , 403(b) or 408 of the Code.


service center: The AAL Variable Products Service Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is
(800) 225-5225, locally (920) 734-5721.

subaccount: A division of the variable account that invests exclusively in shares of a single portfolio of the Fund.

valuation date: Any date we are open for business and the New York Stock Exchange is open for regular trading.

valuation period: The period of time from the end of one valuation date to the end of the next valuation date.

variable account: AAL Variable Annuity Account II, which is a separate account of AAL.

written request: A written request or notice signed by the owner, received in good order by AAL at its service center and satisfactory in form and content to AAL.

                                     SUMMARY


This summary only gives you a brief overview of the more significant aspects of the certificate. Please refer to the remainder of this prospectus for more detailed information. The certificate along with any riders or endorsements constitutes the entire agreement between you and us. Please retain them as part of your permanent records.


THE CERTIFICATE

The certificate is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying subaccounts you select.

PURCHASE OF THE CERTIFICATE

You may purchase the certificate for a minimum single premium of $5000.

INVESTMENT OPTIONS


The certificate offers a choice of seven variable investment options. You bear the investment risk as to the performance of the variable investment options. The certificate also offers a fixed account option under which we pay a fixed rate of interest at an annual rate of at least 3.5%. You bear the risk that we do not pay a higher rate of interest.


Each variable investment option or subaccount invests in a corresponding portfolio of the Fund. The portfolios include:

            o AAL Variable Product Small Company Stock Portfolio
            o AAL Variable Product International Stock Portfolio
            o AAL Variable Product Large Company Stock Portfolio
            o AAL Variable Product Balanced Portfolio
            o AAL Variable Product High Yield Bond Portfolio
            o AAL Variable Product Bond Portfolio
            o AAL Variable Product Money Market Portfolio

CHARGES AND DEDUCTIONS

There are charges that occur on the variable account level and the Fund level. If you invest in the variable account, you will incur a mortality and expense risk charge computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account.


If you withdraw from or surrender the certificate, we calculate the commuted value you receive for the fixed account using an interest rate that is currently 0.5% higher than the rate used to determine the annuity payments. For variable subaccounts, we currently use an interest rate of 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the certificate has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the certificate will be less than you would receive had you chosen to continue receiving annuity payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 6%.


A daily charge based on a percentage of each portfolio's average daily net asset value is payable by each portfolio to its investment adviser. In addition to the investment advisory fees, each portfolio incurs other operating expenses that may vary. See the accompanying Fund prospectus for more information concerning the investment advisory fee.

FREE LOOK PERIOD

You may cancel your certificate within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Money Market Subaccount during the free look period. For more information concerning our procedures see Free Look Period.



WITHDRAWALS AND SURRENDERS

Unless your certificate is irrevocable, you may withdraw from or surrender the certificate for its commuted value. If you take a withdrawal from or surrender the certificate before attaining age 59 1/2, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

TRANSFERS

You may transfer all or a part of your certificate's value among the subaccounts or from the subaccounts to the fixed account subject to certain limitations. We do not allow transfers from the fixed account. You may make up to twelve transfers per certificate year. Certain other restrictions apply to transfers. After the first two transfers from the subaccounts in a certificate year, we will impose a $25 transfer charge.

ANNUITY PAYMENT AMOUNT


We determine the amount of your annuity payment based upon your premium, the annuity payment option you choose, and the investment allocation(s) that you make to the variable or fixed account.


FEDERAL TAX TREATMENT

All or a portion of every distribution or annuity payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1/2. Current tax laws may change at any time.

                             FEES AND EXPENSE TABLES


         These expense tables describe all of the expenses that you would incur as a certificate owner. These tables are intended to help you in understanding the various costs and expenses under the certificate. The certificates are not currently subject to state premium taxes. No sales charge (load) is paid upon the purchase of the certificate. The tables reflect all expenses for both the variable account and the underlying Fund. For a complete discussion of certificate costs and expenses see Certificate Fees and Charges. For more information regarding the expenses of the Fund, see the attached Fund prospectus.



CERTIFICATE OWNER TRANSACTION EXPENSES:


Sales Charge Imposed on Premium Payment                        NONE
Transfer Fee                                                   $25(1)
Maximum Indirect Surrender  Charge                             6%(2)


ANNUAL CERTIFICATE FEES:                                       NONE


VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of net assets of each subaccount):


Mortality and Expense Risk Charges                             1.25%
Administrative Charge                                          NONE
                                                               ----
         Total Variable Account Annual Expenses                1.25%

AAL VARIABLE PRODUCT SERIES FUND, INC. ANNUAL EXPENSES:
(as a percentage of average net assets of each portfolio):

(1) You can make two free transfers from the subaccounts in each certificate year. We will charge a $25 fee for each subsequent transfer. See Transfers Among Subaccounts and/or the Fixed Account in this prospectus for more information on this charge and the restrictions on transfers from the fixed account.


(2) If you withdraw from or surrender the certificate, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the fixed account using an interest rate that is currently 0.5% higher than the rate used to determine the annuity payments. For variable subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the certificate has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the certificate will be less than you would receive had you chosen to continue receiving annuity payments.



                                                                                      TOTAL ANNUAL FUND
         PORTFOLIO                                                OTHER EXPENSES        EXPENSES AFTER
                                         INVESTMENT ADVISORY      AFTER EXPENSE            EXPENSE
                                                 FEES             REIMBURSEMENT       REIMBURSEMENT(3)

         Small Company Stock                    0.35%                  0%                   0.35%
         International Stock                    0.80                   0                    0.80
         Large Company Stock                    0.32                   0                    0.32
         Balanced                               0.32                   0                    0.32
         High Yield Bond                        0.40                   0                    0.40
         Bond                                   0.35                   0                    0.35
         Money Market                           0.35                   0                    0.35

(3) AAL CMC has agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses in excess of 0.32% for the Large Company Stock and Balanced Portfolios, 0.35% for the Small Company Stock, Bond and Money Market Portfolios, 0.80% for the International Stock Portfolio and 0.40% for the High Yield Bond Portfolio. We can reduce or terminate this voluntary reimbursement upon 30-days' written notice to the Fund. Absent the expense reimbursement, the total portfolio expenses for the period ended December 31, 1999 would have been:

    PORTFOLIO                        OTHER EXPENSES   TOTAL ANNUAL FUND EXPENSES

    Small Company Stock Portfolio         0.06%                 0.41%
    International Stock Portfolio         0.50                  1.13
    Large Company Stock Portfolio         0.03                  0.35
    Balanced Portfolio                    0.04                  0.36
    High Yield Bond Portfolio             0.10                  0.50
    Bond Portfolio                        0.09                  0.44
    Money Market Portfolio                0.06                  0.41



EXAMPLES

The following examples illustrate the expenses incurred on a $1,000 investment assuming a 5% annual return on assets and a female annuitant age 40 with a 3% assumed investment return.

A. If you elect a life income payment option with a 10-year guaranteed payment period and you do not surrender your certificate at the end of the periods shown:

                                         1 Year                      3 Years
          Small Company Stock            $16                         $48
          International Stock            20                          61
          Large Company Stock            16                          47
          Balanced                       16                          47
          High Yield Bond                17                          49
          Bond                           16                          48
          Money Market                   16                          48


B. If you elect a 10-year fixed period payment option and you do not surrender your certificate at the end of the periods shown:

                                         1 Year                      3 Years
          Small Company Stock            $15                         $40
          International Stock            19                          51
          Large Company Stock            15                          40
          Balanced                       15                          40
          High Yield Bond                15                          41
          Bond                           15                          40
          Money Market                   15                          40



C. If you elect a life income payment option with a 10-year guaranteed payment period and you do surrender your certificate at the end of the periods shown:

                                         1 Year                      3 Years

          Small Company Stock            $22                         $51
          International Stock            26                          64
          Large Company Stock            22                          51
          Balanced                       22                          51
          High Yield Bond                22                          53
          Bond                           22                          51
          Money Market                   22                          51



D. If you elect a 10-year fixed period payment option and you do surrender your certificate at the end of the periods shown:

                                         1 Year                      3 Years

          Small Company Stock            $31                         $50
          International Stock            35                          61
          Large Company Stock            31                          50
          Balanced                       31                          50
          High Yield Bond                32                          51
          Bond                           31                          50
          Money Market                   31                          50




NOTE: THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES FOR THE VARIABLE ACCOUNT OR FOR ANY PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. SIMILARLY, THE 5% ANNUAL RATE OF RETURN ASSUMED IN THE EXAMPLES IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.


Condensed financial information containing the annuity unit value history appears at the end of this prospectus.


                             PERFORMANCE INFORMATION


From time to time, the variable account may include in advertisements and other sales materials several types of performance information for the subaccounts. This information may include "average annual total return." The Bond , Balanced , and High Yield Bond subaccounts may also advertise "yield." The Money Market Subaccount may advertise "yield" and "effective yield." Advertised yields and total returns include all charges and expenses attributable to the certificate. Therefore, a portfolio's performance will not be directly comparable to that of a mutual fund or an unmanaged index used as a benchmark.


The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular owner. Additional information concerning a subaccount's performance appears in the Statement of Additional Information.

Total Return and Yield Quotations. Average annual total return figures measure the net income of a subaccount and any realized or unrealized gains or losses of the underlying investments in the subaccount, over the period stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Subaccount), expressed as a percentage of the value of the subaccount's annuity Units. Yield is an annualized figure, which means that we assume that the subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

Expense and performance information for the portfolios may be compared in advertising, sales literature and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar) and other services. In addition, we may compare the performance of the portfolios to the S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Bond Index, the Dow Jones Industrial Average, Merrill Lynch High Yield Master Index and other widely recognized indices. Unmanaged indices assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron's, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times and The Wall Street Journal.

We may also report other information concerning the effect of tax-deferred compounding on a subaccount's returns that may be illustrated by tables, graphs or charts. All income and capital gains derived from subaccount investments are reinvested and lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

See the Fund prospectus and Statement of Additional Information for a more complete description of the methods used to calculate a portfolio's yield and total return.

                         AAL, THE ACCOUNTS AND THE FUND

AAL


AAL is a fraternal benefit society owned by and operated for its members. AAL's mission is to bring Lutheran people together to pursue quality living through financial security, volunteer action and help for others. AAL was founded in 1902 under the laws of the State of Wisconsin as a non-stock, non-profit corporation. As of December 31, 1999, AAL has approximately 1.7 million members and is one of the world's largest fraternal benefit society in terms of statutory assets (over $20 billion) and life insurance in force ($87 billion). AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia and is offering the certificates in all states except New York.


THE VARIABLE ACCOUNT

We established the variable account as a separate account under the laws of the State of Wisconsin on February 4, 1999. The variable account is registered as a unit investment trust with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). The variable account meets the definition of a separate account under Federal securities laws. The SEC does not supervise the management or investment practices or policies of the variable account.

The variable account is divided into subaccounts. A premium flows through the certificate to either the variable account or the fixed account according to your instructions. From the variable account, the premium flows to the subaccounts in the amounts or percentages you allocate. In turn, the subaccounts invest in shares of one of the corresponding portfolios of the Fund. The portfolios and their investment objectives are described below. We make no assurance that the portfolios will meet their investment objectives.

You bear all the investment risk for premiums allocated to the subaccounts. Annuity payments and commuted value will vary with the performance of the subaccounts.

Under Wisconsin law, the assets of the variable account that are equal to the reserves and other contract liabilities of the variable account are not chargeable with liabilities arising out of any other business we may conduct. We will maintain an amount of assets in the variable account that always has a value approximately equal to the reserves allocated to the variable account under the certificates. This amount will always be greater than the commuted values allocated to the variable account under the certificates. Income gains and losses, whether or not realized, are, in accordance with the certificates, credited to or charged against the variable account without regard to our other income, gains or losses. Obligations arising under the certificates are our obligations.

THE FIXED ACCOUNT

Amounts allocated to fixed account under the certificate are part of our general account which supports our annuity and insurance obligations. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, WE HAVE NOT REGISTERED INTERESTS IN THE FIXED ACCOUNT UNDER THE SECURITIES ACT OF 1933 NOR THE FIXED ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

You have no voting rights with respect to fixed account values.

THE FUND

You may allocate your premium to one or more of the subaccounts. The subaccounts, in turn, invest in shares of a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (the Fund). The Fund is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Fund currently offers its shares to three of our separate accounts: the AAL Variable Annuity Account I and II , and the AAL Variable Life Account I as well as retirement plans including the Aid Association for Lutherans Savings Plan. We also purchase Fund shares directly.


Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios available only through the certificate have names similar to portfolios not available through the certificate. The performance of a portfolio not available through the certificate does not indicate performance of the similarly named portfolio available through the certificate.


AAL CMC serves as investment adviser to the Fund and is registered as such under the Investment Advisers Act of 1940. Oechsle International Advisors LLC is the sub-adviser to the International Stock Portfolio.

The variable account will purchase and redeem shares from the Fund at net asset value without any sales or redemption charge. We will redeem shares to the extent necessary to collect charges under the certificates, to make annuity payments, withdrawals or surrenders, to provide benefits under the certificates or to make transfers from a subaccount to another subaccount and/or to the fixed account as you request.

We automatically reinvest any dividends or capital gain distribution amounts that we receive on shares of the portfolios held under the certificates. We reinvest at the portfolio's net asset value on the date payable. Dividends and capital gain distribution amounts will reduce the net asset value of each share of the corresponding portfolio and increase the number of shares outstanding of the portfolio by an equivalent value. However, these dividends and capital gain distribution amounts do not change your number of annuity units.


The following chart indicates the names of the portfolios in which the subaccounts invest, as well as the investment objectives, for each portfolio.


                                                INVESTMENT
           PORTFOLIO                            OBJECTIVES


Small Company Stock Portfolio      Strives for capital
                                   growth that approximates the performance of the S&P SmallCap 600* Index, by investing primarily in common stocks of the index.

International Stock Portfolio      Strives for long-term capital
                                   growth by investing primarily in foreign stocks.


Large Company Stock Portfolio      Strives for
                                   investment results that approximate the
                                   performance of the S&P 500* Index by
                                   investing primarily in common stocks of the index.

Balanced Portfolio                 Seeks capital growth and income by
                                   investing in a mix of common
                                   stocks, bonds and money market
                                   instruments.  Securities are
                                   selected consistent with the
                                   policies of the Large Company
                                   Stock, Bond and Money Market
                                   Portfolios.


High Yield Bond Portfolio          Strives for high current
                                   income and secondarily capital growth by investing primarily in high risk, high yield bonds commonly referred to as "junk bonds."

Bond Portfolio                     Strives for investment results
                                   similar to the total return of the
                                   Lehman Brothers Aggregate Bond
                                   Index by investing primarily in
                                   bonds and other debt securities
                                   included in the index.

Money Market Portfolio             Strives for maximum current income
                                   while maintaining liquidity and a
                                   constant net asset value of $1.00
                                   per share by investing in
                                   high-quality, short-term money
                                   market instruments.


* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "500", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

BEFORE SELECTING ANY SUBACCOUNT, YOU SHOULD CAREFULLY READ THE ACCOMPANYING PROSPECTUS FOR THE FUND. YOU SHOULD PERIODICALLY CONSIDER YOUR ALLOCATION AMONG SUBACCOUNTS IN LIGHT OF CURRENT MARKET CONDITIONS AND YOUR INVESTMENT GOALS, RISK TOLERANCE AND FINANCIAL CIRCUMSTANCES. THE PROSPECTUS PROVIDES MORE COMPLETE INFORMATION ABOUT THE PORTFOLIOS OF THE FUND IN WHICH THE SUBACCOUNTS INVEST, INCLUDING INVESTMENT OBJECTIVES AND POLICIES, RISKS, CHARGES, AND EXPENSES.


                                 THE CERTIFICATE

APPLICATION AND PURCHASE

The certificate is an individual single premium immediate variable annuity. We offer certificates to members, people who are eligible for membership and employees of AAL who reside in Wisconsin (including employees of our subsidiaries and affiliates).

We may issue the certificate as:


a Non-qualified annuity, a Traditional Individual Retirment Annuity, or a Tax-Sheltered Annuity or in circumstances where the annuity may qualify for special treatment under the Code.



You may purchase a certificate by completing and submitting an application. The annuitant must be younger than 100 years as of the issue date. Some states may have additional limitations.

You may apply for a certificate by completing a traditional paper application or an electronic application available through your AAL representative. If you submit an electronic application, you will be asked to certify the accuracy and completeness of the information in your electronic application and sign a electronic signature pad. The data will then be transmitted electronically to us. We will attach a paper copy of your application to your certificate if the certificate can be issued. The electronic application may not be available in your state.

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior written approval.

Certain provisions of the certificates may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your certificate for any variations required by state law.

CREDITING AND ALLOCATING YOUR PREMIUM PAYMENT

You may allocate your premium to any subaccount of the variable account and/or the fixed account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any subaccount or the fixed account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order.



If your application is in good order, we will allocate the premium to your chosen subaccount(s) and/or fixed account (or in certain states, to the Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and that the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete.




Once each day that we are open for business, we determine the net asset value
(NAV) per share of the underlying portfolios at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time. We also determine the annuity unit value (AUV) of each subaccount at the end of each business day also at 4:00 p.m. Eastern Time. We do not determine the NAV or AUV on holidays observed by the Exchange or on holidays observed by AAL.

The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. During 2000, AAL will be closed for business on the Friday following Thanksgiving. On that day, we will not purchase or redeem any shares of the Fund notwithstanding the fact that the New York Stock Exchange will be open. We will not purchase or redeem any annuity units on any days that AAL is not open for business.


FREE LOOK PERIOD

Generally, you may return your certificate for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your certificate to determine your free look period.


In order to return your certificate, you must deliver or mail the certificate along with a written request to your AAL representative or to our service center. Upon cancellation, the certificate will be void as of the issue date and you will be entitled to receive an amount equal to the certificate's free look value as of the date you notify us or the date we receive your cancellation request in our service center, whichever is earlier. The certificate's free look value is the total of the free look value for each of the variable subaccounts and fixed account that you selected. The free look value for each of the variable subaccounts is the premium allocated to that subaccount multiplied by the subaccount investment factor for each valuation period minus any payments made attributable to that subaccount, see Subaccount Investment Factor. The free look value for the fixed account is the amount of premium allocated to the fixed account minus any payments made from the fixed account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your certificate is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.


Certain states require a full refund of premium paid if a certificate is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the variable subaccounts to the Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the certificate by mail. After this period, we will allocate the value of the annuity units of the Money Market Subaccount to the subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the certificate's free look value.

OWNERS, PAYEES AND ANNUITANTS


You, as owner, are typically the recipient of all distributions under the certificate. Unless the owner is an entity, the owner is also the annuitant. As owner, you can name beneficiaries, and make transfers between subaccounts and to the fixed account. You will receive all annuity payments during the annuitant's lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.


In the event the annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the annuitant's life to determine the amount and duration of any annuity payments. In the case of a qualified retirement plan, the annuitant is the plan participant and the owner is the retirement plan.

Under certain circumstances other entities, such as trusts, may purchase AAL products but are not eligible for membership.

ADULT AND JUVENILE CERTIFICATES


We issue adult certificates to applicants who are age 16 or older who become benefit members of AAL. We issue juvenile certificates when the proposed annuitant is younger than age 16, but is otherwise eligible for benefit membership.


In the case of the adult certificate, the annuitant must be 16 years of age or older. Typically, the applicant of the certificate is the owner and annuitant of the certificate. While the annuitant is alive, the owner of the certificate may exercise every right and enjoy every benefit provided in the certificate. The person who applies for the certificate becomes a benefit member of AAL upon our approval of the membership application.

For the juvenile certificate, a juvenile is named as the annuitant and owner of the certificate. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the certificate. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile annuitant. These rights are described in the certificate. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the certificate.

Transfer of control to the juvenile annuitant will take place at the first certificate anniversary date following the earlier of:

   o  the annuitant's 21st birthday; or
   o the annuitant's 16th birthday after the adult controller transfers control to the annuitant in writing; or
   o  the death of the adult controller after the annuitant's 16th birthday.

If the person who has control of the certificate dies before the annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the annuitant, we may transfer control of the certificate to some other eligible person according to our bylaws.

The juvenile annuitant will become a benefit member of AAL on the first certificate anniversary date on or following the juvenile's 16th birthday.

BENEFICIARIES


You may name one or more beneficiaries to receive the death proceeds payable under the certificate, if any. If no beneficiary has been named or the beneficiary does not survive the annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Our bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

   o equally to the beneficiaries in the first class. If none are living, then;

   o equally to the beneficiaries in the second class. If none are living, then;

   o equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the annuitant, we will consider the beneficiary to have died before the annuitant for purposes of paying the death proceeds.

You may change beneficiaries by sending a written request to our service center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request at our service center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

If you elect not to have a guaranteed payment period or all annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

ASSIGNMENTS OF OWNERSHIP

The certificate can not be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.


                                ANNUITY PAYMENTS


SELECTING AN ANNUITY PAYMENT OPTION


The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first annuity payment. You must select the annuity payment option when applying for the certificate. You may not change the type of annuity payment option once we issue the certificate.

If you choose a life income payment option, you must elect to characterize your certificate and its annuity payments as either revocable or irrevocable. For all other payment options, your certificate will be revocable. (However, some states do not allow the characterization of a certificate as revocable.) If you elect the irrevocable option, you cannot later change the annuity payments, or receive a withdrawal or surrender from the certificate. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the certificate. If yourcertificate is revocable you can:

  o  change the duration of the guaranteed payment period (to a shorter period):
  o  receive withdrawals; and
  o  surrender the certificate.

If your certificate is revocable and you have chosen a life income payment option, you can later characterize your certificate as irrevocable. However, once you characterize your certificate as irrevocable, you cannot later change it to a revocable certificate once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable certificate may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable certificate, a revocable certificate may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the certificate, particularly in the short term. Withdrawals or surrenders from revocable certificates result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values . See Certificate Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

You must also select the subaccounts and/or the fixed account to which we will apply your premium. Except as discussed in Free Look Period , the annuity unit value for each subaccount selected as of the valuation date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable annuity payment. Your total annuity payment will be the fixed account annuity payment, if any, plus the variable account annuity payment.


If you do not specify an annuity payment option, we will treat your application as not being in good order. If you do not specify whether or not the certificate and its annuity Payments will be irrevocable or revocable, we will issue the certificate as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to. We will send your annuity payments via electronic funds transfer to the financial institution that you request. If you do not tell us which financial institution and account you would like your annuity payments sent to, we will treat your application as not being in good order.

ANNUITY PAYMENT OPTIONS

Fixed Period Income

We make annuity payments at regular intervals for a fixed number of payments, not to exceed the greater of 30 years or the annuitant's life expectancy. We call this payment period the "guaranteed payment period." At the end of the guaranteed payment period, all of the annuity payments will have been paid, the commuted value of the certificate will be zero, and the certificate will terminate.

Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of the annuitant. If the annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may choose a guaranteed payment period of 0 to 30 years at the time we issue the certificate. The amount of the payments depends upon the sex and age of the annuitant, at the time we issue the certificate. If you select a shorter guaranteed payment period, you will receive larger annuity payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period


We make annuity payments at regular intervals for the lifetime of both annuitants. Unless an entity is the owner, the annuitants also own the certificate as joint owners. Upon the death of one of the annuitants, we will continue payments for the lifetime of the surviving annuitant. If both annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the annuity payment reduced after the death of the first annuitant. The annuity payment may be reduced by a factor of 1/2, 1/3, or 1/4. We will reduce the payments immediately after the later of the first death of one of the annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both annuitants are alive. The amount of the payments depends upon the age and sex of the annuitants at the time of issue.


ANNUITY PAYMENT DATES


Annuity payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the annuity payment will be distributed from the variable subaccounts annually, but will be placed in the fixed account to earn interest. We will then make monthly payments from the fixed account for the remainder of the year.

You may select the annuity payment date. This is the date you should generally expect to receive your annuity payment. If you do not select a payment date, the annuity payment date will be the same day of the month as the issue date. In the event that you do not select a payment frequency, annuity payments will be made monthly. Once you select the annuity payment frequency or the annuity payment date, neither may be changed.

After the first annuity payment, we compute subsequent payments three business days prior to the day you selected to receive annuity payments.


FIXED ACCOUNT ANNUITY PAYMENTS

You may choose to deposit some or none of your premium in the fixed account portion of the certificate.

Premiums deposited in the fixed account will fund guaranteed periodic payments. We will determine the guaranteed annuity payment at the time we issue the certificate. We may pay more than the guaranteed annuity payment if the investment experience of the fixed account is more favorable than the guaranteed interest rate shown in the certificate. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the fixed account annuity payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the fixed account may not be transferred to the subaccounts.

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

Variable annuity payments are periodic payments we make, the amount of which varies from one annuity payment date to the next as a function of the net investment performance of the subaccounts you selected. The dollar amount of the first variable annuity payment depends on the annuity payment option chosen, the age of the annuitant, the gender of the annuitant (if applicable), the amount of premium applied to purchase the variable annuity payments, and an assumed investment return that you select.

The dollar value of the first variable annuity payment is the sum of the first variable annuity payments attributable to each subaccount. The dollar amount of the first total annuity payment is the sum of the first variable annuity payment and the fixed account annuity payment.


The first payment is made at the time of issue. The second payment is made on the next annuity payment date. However, if this results in the second payment being received in the same month as the issue date, the second payment will be made on the requested date of the next annuity payment thereafter.


ANNUITY UNITS

We initially determine the number of annuity units for each subaccount on the issue date. We calculate the number of annuity units for each subaccount by dividing the amount of the first variable annuity payment allocable to that subaccount by the annuity unit value for that subaccount on the issue date. The number of annuity units attributable to each subaccount under a certificate remains fixed unless there is a transfer of annuity units between subaccounts.

SUBSEQUENT VARIABLE ANNUITY PAYMENTS

We determine the dollar amount of each subsequent variable annuity payment attributable to each subaccount by multiplying the number of annuity units of that subaccount by the annuity unit value for that subaccount for the valuation period ending on the annuity payment date, or during which the annuity payment date falls. We aggregate the subsequent variable annuity payments for each subaccount to determine the variable annuity payment. When an annuity payment date would fall on a day that is not a valuation date, we calculate the variable annuity payment as of the valuation date immediately preceding what would have been the annuity payment date.

The annuity unit value of each subaccount for any valuation period is equal to:

     o the annuity unit value for the preceding valuation period; multiplied by the subaccount investment factor for the current valuation period; multiplied by

     o a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the valuation period.

SUBACCOUNT INVESTMENT FACTOR

The subaccount investment factor for any valuation period is equal to:

     o the net asset value of the corresponding Fund portfolio at the end of the valuation period;

     o plus the amount of any dividend, capital gain or other distribution paid by the portfolio if the "ex-dividend" date occurs during the valuation period;

     o plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;

     o minus the dollar amount of the mortality and expense risk charge we deduct each day in the valuation period; and

     o divided by the net asset value of the corresponding Fund portfolio at the beginning of the valuation period.

ASSUMED INVESTMENT RETURN

The annuity unit value for each subaccount will increase or decrease from one annuity payment date to the next in direct proportion to the net investment return of that subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.


The certificate permits you to select one of three assumed investment returns:
3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.


For example, if you select a 5% assumed investment return and if the net investment return of the subaccount is equal to 5% annualized, the variable annuity payment attributable to that subaccount for that period will be the same as the previous variable annuity payment. To the extent that the subaccount's net investment return exceeds an annualized rate of return of 5% for a payment period, the variable annuity payment for that period will be more than the previous variable annuity payment. To the extent that the subaccount's return is less than an annualized rate of 5%, the variable annuity payment for that period will be less than the previous variable annuity payment.

              TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more subaccounts to one or more other subaccounts and/or the fixed account. We will process requests for transfer that we receive before 4:00 p.m. Eastern Time as of the close of business on that valuation date. We will process requests we receive after that time as of the close of business on the following valuation date.

To accomplish a transfer from a subaccount, we will redeem the annuity units in that subaccount and reinvest that value in annuity units of the other subaccounts and/or the fixed account you specified. We impose the following restrictions on transfers:


     o You may make two free transfers in each certificate year. After that we will charge you $25 for each subsequent transfer. We deduct the transfer charge from your value in the subaccount from which the transfer was made. When you transfer from two or more subaccounts, we apply the $25 transfer charge among those subaccounts in proportion to the amounts you transfer.

     o    You may not transfer from the fixed account.

     o    You may make up to twelve transfers each certificate year.

TELEPHONE TRANSFER REQUESTS

If we receive a signed Telephone Transaction Authorization (found on the certificate application and on the Variable Annuity Option Selection Form), you may make withdrawals and transfers pursuant to your telephone instructions (telephone request). We employ reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone Requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must submit a written request to our service center. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

The phone number for telephone transactions is (800) 225-5225 or (920) 734-5721 locally. We reserve the right to suspend or limit telephone transactions.

                           SURRENDERS AND WITHDRAWALS


If you elected the revocable option, you may surrender the certificate at any time while an annuitant is alive. If you elected a fixed period income, you may withdraw up to the commuted value of the certificate. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the certificate less all previous withdrawals. Withdrawals will decrease subsequent annuity payments. To surrender your certificate and receive the commuted value, you must submit a written request to our service center. We will not accept telephone requests for surrender requests. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a valuation date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request.

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.


You may select the source of a withdrawal by specifically indicating the subaccount or fixed account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific subaccount(s) or fixed account), we will take the withdrawal on a pro rata basis from each subaccount and the fixed account. You may not withdraw less than $1000 at one time. If you make a telephone request for a withdrawal, we are required to withhold 10% for federal income taxes. If you take a withdrawal, we will issue you a supplemental contract for the remaining annuity payments.

If you elect the irrevocable option, you may not surrender or make a withdrawal from the certificate.


YOU SHOULD CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES OF A WITHDRAWAL OR SURRENDER. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty. See Federal Tax Matters for more details.


                       DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole annuitant and owner. If you are a joint annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the annuitant's death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments. If the annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining annuity payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death.

We will recover from the payee or recipient any annuity payments made on or after the date of death but before we receive notice of the death.

Before we can process any death proceeds, we must receive:

      o  proof that the annuitant or owner died;
      o  a completed claim form; and
      o  any other information that we reasonably require to process the claim.

Upon receipt of instructions in proper form from the beneficiary or owner to resume annuity payments, we will make any annuity payments which had went unpaid since we had received notice of the death. We will then resume making annuity payments. If we receive instructions to pay the death proceeds in a lump sum, we will pay the commuted value as of the date of death, plus interest, minus any annuity payments made before we were notified of the death.

                          CERTIFICATE FEES AND CHARGES

SALES CHARGE

There is no sales charge deducted from your premium payment.

PREMIUM TAX CHARGE

There is currently no premium tax applicable to the certificates.

WITHDRAWAL OR SURRENDER CHARGE


There is no direct withdrawal or surrender charge applicable to the certificate, but if you withdraw from or surrender the certificate, we will pay you the commuted value of the certificate. We calculate the commuted value you receive for the fixed account using an interest rate that is 0.5% higher than the rate used to determine the annuity payments. For variable subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the certificate has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the certificate will be less than you would have received had you chosen to continue receiving annuity payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 6%.


TRANSFER CHARGE

You may make two free transfers in each certificate year. We will charge you $25 for each subsequent transfer.

MORTALITY AND EXPENSE RISK CHARGE


To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such subaccount in the variable account for the mortality and expense risks it assumes under the certificates.


In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and annuitants will live longer than expected.


If the mortality and expense risk charge and other charges under a certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.




MISCELLANEOUS

Each portfolio pays charges and expenses out of its assets. The prospectus for the Fund describes the charges and expenses.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the certificates.

TAXES


Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the variable account may also be made. See Federal Tax Matters.


                   GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of:

      o  the certificate;
      o  the application;
      o  attached endorsements or amendments, if any; and
      o the AAL Articles of Incorporation and bylaws in force as of the issue date of your certificate.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the certificate or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the certificate on our behalf. We will not be able to contest the certificate after it has been in effect for two years from its issue date, provided that the annuitant is still living.


GENDER NEUTRAL BENEFITS


Under our annuity payment options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person's sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment option rates applicable to certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a certificate may be purchased.



VOTING RIGHTS

There are certain voting rights attributable to the portfolios underlying the variable account portion of the certificates. As required by law, we will vote the portfolio shares held in a subaccount. We will vote according to the instructions of certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the portfolio you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing you before the meeting in accordance with procedures established by the Fund.


Any portfolio shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any portfolio shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the portfolio. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate portfolio.


SURPLUS REFUNDS

If our Board of Directors declares any surplus refunds to certificate owners, we will pay you such surplus refunds on the portion that you have allocated to the fixed account. Surplus refunds are paid in cash with that portion of each payment attributable to the fixed account.

REPORTS TO OWNERS

At least annually, we will mail you a report showing the surrender value, Death Benefit and annuity payments for your certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make.

DATE OF RECEIPT

Unless we state otherwise, the date of receipt by us of any premium made, written request, telephone request or any other communication is the actual date it is received at our service center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 Eastern Time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

POSTPONEMENT OF PAYMENTS

We will normally make payments of your withdrawal or surrender value within seven days after we receive your request at our service center. However, we may delay this payment or any other type of payment from the variable account for any period when:

     o the New York Stock Exchange is closed for trading other than customary weekend and holiday closings;

     o    trading on the New York Stock Exchange is restricted;

     o an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or

     o    the SEC by order permits the delay for the protection of owners.

We may also postpone transfers and allocations among the subaccounts and the fixed account under these circumstances. We may delay payment of any withdrawal or surrender value from the fixed account for up to six months after we receive a request at our service center.

CERTIFICATE INQUIRIES

You may make inquiries regarding the certificate by writing or calling our service center. The address is: AAL Variable Products Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is
(800) 225-5225, locally (920) 734-5721.


                               FEDERAL TAX MATTERS

We do not intend these discussions of tax matters and those in the Statement of Additional Information as tax advice. The ultimate effect of federal income taxes on a certificate or the economic benefit to the owner, annuitant or beneficiary depends upon the tax status of such person and, if the certificate is purchased under a qualified retirement plan, upon the tax and employment status of the individual concerned. This discussion is based on our understanding of federal income tax laws, as currently interpreted. We make no representation regarding whether the Internal Revenue Service (IRS) will continue its current interpretations of these laws. We do not make any guarantee regarding the tax status of any certificate. Please consult with a qualified tax adviser for your particular tax situation.

TAX STATUS OF AID ASSOCIATION FOR LUTHERANS

We are currently exempt from Federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to either us or the variable account.



DIVERSIFICATION REQUIREMENTS


Under Section 817(h)(1) of the Code and related regulations, we are required to ensure that the assets underlying the variable account portion of the certificates are adequately diversified. This means that the underlying portfolios must have enough distinctly different holdings to satisfy the requirements. If we would not meet the requirements, the certificate would not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected and you or we pay an amount to the Internal Revenue Service . If we would fail to diversify and not correct the problem, you would be deemed the owner of the underlying securities in the portfolio and would be taxed on the earnings of your account.

We believe that the assets underlying the certificates meet these diversification standards. We will continually monitor the Fund and the regulations of the Treasury Department to ensure that the certificate will continue to qualify as a variable annuity contract under the Code.

In certain circumstances, owners of variable contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their certificates due to their ability to exercise control over those assets. Where this is the case, the certificate owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the certificates, such as the flexibility to allocate premiums and certificate annuity values, have not been explicitly addressed in published rulings. While we believe that the certificate does not give you investment control over the separate account assets, we reserve the right to modify the certificate as necessary to prevent you from being treated as the owner of the separate account assets supporting the certificate.



TAXATION OF ANNUITIES IN GENERAL
Section 72 of the Code governs the federal income taxation of annuities in general. We do not discuss the impact of estate, gift or state tax considerations.


DISTRIBUTION REQUIREMENTS

The Code requires that nonqualified certificates contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such certificates provide that if any owner dies on or after the annuity commencement date and before the entire interest in the certificate has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. Under the certificate, the beneficiary is the designated beneficiary of an owner/annuitant and the successor owner is the designated beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the certificate satisfy all such Code requirements. The provisions contained in the certificate will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.


CERTIFICATES HELD BY NATURAL PERSONS

You are not taxed on increases in the value of your certificate until a distribution occurs, either in the form of a withdrawal, surrender, or as annuity payments.

DISTRIBUTIONS


For variable annuity payments, the taxable portion is determined by dividing the proportionate cost basis by the anticipated total number of payments payable under the certificate, multiplying that amount by the number of payments payable that year, and subtracting the result from each year's total payments. The nontaxable portion of each year's payments equals the cost basis divided by the anticipated number of payments. For fixed annuity payments, the taxable portion is determined by applying a formula that establishes the ratio that the cost basis of the certificate bears to the total value of annuity payments for the term of the annuity. The nontaxable portion of each payment equals the amount of the payment times that ratio. The balance of each year's payments is taxable. Your entire payment will be taxable after you have recovered your entire cost basis. If your annuity payments cease before you have recovered all of your cost basis, you or your beneficiary may take a deduction for the remaining unrecovered cost basis. For non-qualified annuities, your cost basis is generally equal to your premium payments.


Payments from a withdrawal or surrender of a certificate are not considered annuity payments. Therefore withdrawals and surrenders will generally be taxed as ordinary income to the extent that the commuted value exceeds your cost basis in the certificate.

The taxable portion of any annuity payment, withdrawal or surrender is taxed at ordinary income tax rates.

DISTRIBUTIONS FROM QUALIFIED PLANS


In the case of a withdrawal from a certificate issued in connection with a qualified plan, a ratable portion of the amount you receive is taxable, generally based on the ratio of the "investment in the contract" to your total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments that you pay or that are paid on your behalf.



For certain qualified plans involving pre-tax contributions, there may be no cost basis in the certificate. In such event, the total payments received may be taxable. You, the annuitant and any beneficiaries for your certificate should seek qualified tax and financial advice about the tax consequences of distributions under the qualified plans in connection with which such certificates are purchased.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, withdrawals, and surrenders of a certificate before you attain age 59 1/2 will result in an additional federal income tax penalty of 10% of the amount distributed that is included in your gross income. The penalty tax generally will not apply to non-qualified annuity payments unless you purchased the certificate with the proceeds exchanged from another annuity or life insurance certificate.

The 10% federal income tax penalty also applies to certificates that are issued in connection with qualified plans. This penalty will not apply if distributions are made over the life or life expectancies of the IRA owner or plan participant (or the joint life or life expectancies of the IRA owner/plan participant and the designated beneficiary), or if you are over age 59 1/2. Additional exemptions apply.

FEDERAL INCOME TAX WITHHOLDING

The taxable portion of annuity payments, withdrawals or surrenders is subject to federal income tax withholding. Except for certificates issued in connection with certain qualified plans, you can elect not to have federal income tax withheld, but only by written request.

DEATH PROCEEDS

Generally, distributions received from your certificate by your beneficiary because of your death are taxable in the year in which your beneficiary receives the distribution. Your beneficiary will be taxed on the distributions in the same manner that you would have been taxed. The 10% premature distribution penalty does not apply to these distributions.

MULTIPLE CERTIFICATES
All nonqualified annuity certificates we issue to you during any calendar year shall be treated as one certificate for determining the amount includible in gross income. Therefore, distributions from one certificate will be taxable to the extent there is a gain in any certificate issued in the same year. The total impact of this rule to immediate annuities is not clear.


CHANGE IN PAYEE

The designation of a payee other than yourself may result in certain tax consequences to you that are not discussed herein. If you are considering any such change, you should consult a tax adviser as to the tax consequences.


TAX-FREE EXCHANGES (1035 EXCHANGES)

Section 1035 of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a certificate issued by us tax-free. There are certain restrictions that apply to such exchanges, including that the contract surrendered must truly be exchanged for the certificate and not merely surrendered in exchange for cash. Further, the owner of the new certificate must be the same as the owner of the exchanged certificate. Careful consideration must be given to compliance with Code provisions and regulations and rulings relating to exchange requirements. If you are contemplating an exchange, please be sure that you understand any surrender charges or loss of benefits that might arise in the exchange of the existing certificate. If you are considering such an exchange, you should consult with your tax adviser to ensure that the requirements of Section 1035 are met.


TRANSFERS AMONG SUBACCOUNTS

Transfers among subaccounts and between subaccounts and the fixed account are tax-free.

QUALIFIED PLANS


You may use the certificate as a means to make distributions in conjunction with several types of qualified plans, although the uses may be limited because of the requirement to elect immediate payments. The tax rules that apply to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made to provide more than general information about the use of the certificates with the various types of qualified plans. We caution qualified plan participants, plan administrators and beneficiaries that the rights of any person to any benefits under such qualified plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the certificate issued in connection with the plan. What follows are brief descriptions of the various types of qualified plans.


TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits certain types of employers (organizations specified under section 501(c)(3) of the Code such as schools, churches, etc.) to purchase annuity contracts on behalf of their employees. These annuity contracts are commonly referred to as tax-sheltered annuities. Section 403(b)(11) of the Code requires that distributions from a tax-sheltered annuity that are attributable to employee salary reduction contributions may be paid only when the employee reaches age 59 1/2, separates from service, dies, becomes disabled or in the case of hardship. Because of these restrictions on distributions, you may only purchase the certificate as a tax-sheltered annuity if you are eligible to take distributions from your 403(b) funds.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


If you are eligible for a distribution from certain other qualified plans, you can rollover on a tax-deferred basis your qualified plan distribution into a traditional Individual Retirement Annuity or Traditional IRA.

You may roll over assets from a qualified plan into a Traditional IRA in two ways. First, you may directly roll over an eligible rollover distribution to a Traditional IRA. The qualified plan administrator sends the funds directly to the Traditional IRA as a direct rollover. Second, the employee may receive the distribution from the qualified plan and roll over the same amount the employee received within 60 days. However, any amount that was not distributed as a direct rollover will be subject to mandatory 20% federal income tax withholding.


Unless you made nondeductible contributions to a Traditional IRA, you will generally be taxed on any distributions from a Traditional IRA. If you are under age 59 1/2 when you take the distribution, you may be subject to a 10% federal premature distribution penalty on the taxable amount. If you elect a Joint or Single Life Income or elect to have a guaranteed payment period over 10 years, you are generally exempt from this penalty tax. You are required to begin distributions from Traditional IRAs by April 1st of the year following the year in which you attain age 70 1/2.

Because of the limitations on contributions under the certificate, you can only purchase this certificate as a Traditional IRA certificate if you are at least partially funding the certificate with proceeds from an existing qualified plan. In addition, you should only purchase this certificate as a Traditional IRA if you do not intend on making additional contributions and wish to begin the immediate periodic distribution of your IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)

Section 408(k) of the Code permits employers to make deductible contributions directly into IRAs established for their employees. Distribution limits and restrictions similar to those of Traditional IRAs apply to these certificates. Employers who use the certificates in connection with a SEP-IRA plan should seek qualified tax advice. In addition, you should only purchase this certificate as a SEP-IRA if you do not intend on making additional contributions to the certificate and you wish to begin the immediate periodic distribution of your SEP-IRA.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the certificate.



OTHER TAX CONSIDERATIONS

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a certificate or the exercise of elections under a certificate. The above comments concerning federal income tax consequences are not exhaustive and special rules are provided with respect to situations not discussed in this Prospectus. The above discussion is based upon our understanding of current federal income tax law. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. We have not taken into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, you should consult a qualified tax adviser.

                                OTHER INFORMATION

RIGHTS RESERVED BY AAL

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the certificate. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include:

     o To operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

     o    To add, delete, combine or modify subaccounts in the variable account;

     o To restrict or eliminate any voting rights of certificate owners or other persons who have voting rights as to the variable account;

     o To add, delete or substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;

     o    To  make  any  amendments  to  the  certificates   necessary  for  the
          certificates to comply with the provisions of the Code or any other applicable federal or state law; and

     o To substitute the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the variable account provided that the substitution has been approved by the Securities and Exchange Commission.

MAINTENANCE OF SOLVENCY

The certificate contains a maintenance-of-solvency provision that applies only to values in the fixed account. If our reserves for any class of certificates become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If you do not make the payment, we will charge it as an indebtedness against your certificate with interest at a rate of 5% per year, compounded annually. You may choose an equivalent reduction in benefits instead of or in combination with the payment or indebtedness.

DISTRIBUTION ARRANGEMENTS

AAL CMC serves as the principal underwriter of the certificates. AAL CMC is a wholly owned, indirect subsidiary of AAL. Principal offices of AAL CMC are located at 222 West College Avenue, Appleton, Wisconsin, 54919. AAL CMC is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.


Duly licensed registered representatives of AAL CMC, who are also employees of AAL, are licensed to sell the certificates by state insurance departments to sell variable insurance products (AAL representatives). Representatives of other broker-dealer firms, with which AAL CMC has executed a selling agreement, may also sell the certificates. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. AAL offers the certificates in all states where AAL is authorized to sell the certificates.


AAL CMC will pay the AAL representatives commissions and other distribution compensation on the sale of certificates. This will not result in any charge to you in addition to the charges already described in this Prospectus. AAL CMC pays AAL representatives a commission of not more than 4% of the premiums paid on the certificates. In addition to direct compensation, AAL representatives may be eligible to receive certain employee benefits from AAL based on the amount of earned commissions.



LEGAL MATTERS

We know of no material legal proceedings pending to which we are or the variable account is a party or which would materially affect the variable account.

FINANCIAL STATEMENTS


Audited financial statements of AAL are included in the Statement of Additional Information, and the audited financial statements of the variable account are incorporated by reference in the Statement of Additional Information. The consolidated financial statements of AAL at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999 and the audited financial statements of the variable account at December 31, 1999, appearing, and incorporated by reference, in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing, and incorporated by reference, elsewhere herein. The financial statements referred to above are included, and incorporated by reference, in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.




                        ILLUSTRATIONS OF ANNUITY PAYMENTS

                      ASSUMING HYPOTHETICAL RATES OF RETURN



The following illustrations have been prepared to show how investment performance could affect variable annuity payments over time. The illustrations show the annuity payments of a non-qualified annuity certificate under three rates of return scenarios. Of course, the illustrations merely represent what annuity payments might be paid under a HYPOTHETICAL non-qualified certificate.

Each amount illustrates the annual payments you would receive under a hypothetical non-qualified certificate (described in more detail below) assuming a different hypothetical rate of return for a single subaccount supporting the certificate for each certificate year. The first illustration assumes that the entire premium is allocated to a single subaccount. The second illustration assumes that half the premium is allocated to a subaccount and the remaining half was allocated to the fixed account. The fixed account annuity payment is assumed to be only a guaranteed periodic payment based on the minimum guaranteed interest rate we credit under the fixed account. In an actual certificate, the fixed account annuity payment would reflect current payment rates and may be more than the guaranteed payment amount. Amounts allocated to a subaccount generate variable annuity payments. The amounts allocated to the fixed account generate fixed account annuity payments. The total payment shown in the second illustration is a total of both the variable annuity payment and the fixed account annuity payment.


The variable annuity payments reflect three different assumptions for a constant investment return before fees and expenses: 0%, 8% and 10%. Actual returns will vary by subaccount chosen. Each annual variable annuity payment reflects the assumed investment return net of all expenses of the illustrated subaccount (and the underlying portfolio) over the periods shown in each illustration. The mortality and expense risk charge is assumed to be at an annual rate of 1.25% of the illustrated subaccount's average daily net assets. Total expenses for the underlying portfolios vary between annual rates of 0.32% and 0.80% of the average daily net assets. Because of the variances between the portfolios' expenses, the subaccounts will have different expenses. We have illustrated payments using an arithmetic average of the expenses for all subaccounts (1.67%). This figure includes the mortality and expense risk charge and the expenses for the underlying portfolios. The expenses for the portfolios reflect AAL's agreement to voluntarily reimburse portfolio expenses above certain specified levels as discussed in Fees and Expense Tables. In the absence of such expense reimbursement arrangements, portfolio and correspondingly subaccount expenses would be higher.


THE ANNUAL ANNUITY PAYMENTS SHOWN IN THE ILLUSTRATIONS ARE BASED ON HYPOTHETICAL CERTIFICATES AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. AAL DOES NOT GUARANTEE OR EVER SUGGEST THAT ANY SUBACCOUNT OR CERTIFICATE ISSUED BY IT WOULD GENERATE THESE OR SIMILAR ANNUAL VARIABLE ANNUITY PAYMENTS FOR ANY PERIOD OF TIME. THE ILLUSTRATIONS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND DO NOT REPRESENT ACTUAL VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. Variable annuity payments under an actual certificate may be more or less than those forming the basis for the variable annuity payments shown in these illustrations if the actual returns of the subaccounts you select are different from the hypothetical returns. Because it is very likely that a subaccount's investment return will fluctuate over time, you can expect variable annuity payments under your certificate to fluctuate. Moreover, under an actual certificate, the total amount of variable annuity payments ultimately received by you or your beneficiary depends upon which annuity payment option you select and, for life contingent annuity payment options, how long the annuitant lives. See Selecting an Annuity Payment Option.

Among the most important factors that determine the amount of variable annuity payments is the assumed investment return you select. The hypothetical certificate has an assumed investment return of 5%. Subject to state approval, you may select a 3%, 4% or 5% assumed investment return under an actual certificate. Generally, variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed investment return, and will decrease if the annualized net rate of return over this period is less than the assumed investment return. (The assumed investment return is an important component of the payment Factor.) For a discussion of assumed investment returns, see
Assumed Investment Returns.

In order to illustrate a hypothetical certificate, we had to make several assumptions about the certificate. We assumed that:

     (1)  the hypothetical certificate is a non-qualified annuity certificate,
     (2) the $50,000 premium of the hypothetical certificate is allocated as shown and that the subaccount shown had a constant investment return before fees and expenses of 0%, 8%, or 10%,
     (3)  the owner selected an assumed investment return of 5%,
     (4)  the owner elected to receive annual annuity payments,
     (5)  the annuitant is a 65-year old male, and
     (6) a single life income with a 10-year guaranteed payment period was selected.

                           HYPOTHETICAL ILLUSTRATIONS



Annuitant:   Male, Age 65

Single Life Income with a 10 year Guaranteed Payment Period

Hypothetical illustration assumes that $50,000 premium allocated to a variable subaccount with fees and expenses of 1.67%

          HYPOTHETICAL 0% GROSS RATE         HYPOTHETICAL 8% GROSS RATE        HYPOTHETICAL 10% GROSS RATE
            (-1.67% NET RATE) ANNUAL           (6.33% NET RATE) ANNUAL           (8.33% NET RATE) ANNUAL
                   PAYMENT                           PAYMENT                             PAYMENT
              FOR EACH YEAR SHOWN            FOR EACH YEAR SHOWN                   FOR EACH YEAR SHOWN

               $50,000 PREMIUM                    $50,000 PREMIUM                    $50,000 PREMIUM
                    5% AIR                            5% AIR                             5% AIR

AGE             ANNUAL PAYMENT                    ANNUAL PAYMENT                     ANNUAL PAYMENT
65                  $3836                              $3836                              $3836
66                   3592                              3885                               3958
67                   3364                              3934                               4083
68                   3151                              3984                               4213
69                   2951                              4035                               4347
70                   2763                              4086                               4485
71                   2588                              4138                               4627
72                   2424                              4191                               4774
73                   2270                              4244                               4926
74                   2126                              4298                               5082
75                   1991                              4352                               5244
76                   1864                              4408                               5410
77                   1746                              4464                               5582
78                   1635                              4520                               5759
79                   1531                              4578                               5942
80                   1434                              4636                               6131
85                   1033                              4938                               7168
90                   744                               5260                               8381
95                   536                               5603                               9799
100                  386                               5968                              11,457


Annuitant:  Male, age 65

Single Life Income with a 10 year Guaranteed Payment Period

Hypothetical illustration assumes that $25,000 of the premium allocated to a variable subaccount with fees and expenses of 1.67%; and $25,000 of the premium allocated to the fixed account. For allocations to the fixed account, illustration assumes a guaranteed payment of $1,787 (based on the annuity 2000 Mortality Table payment rates).

          HYPOTHETICAL 0% GROSS RATE         HYPOTHETICAL 8% GROSS RATE        HYPOTHETICAL 10% GROSS RATE
            (-1.67% NET RATE) ANNUAL           (6.33% NET RATE) ANNUAL           (8.33% NET RATE) ANNUAL
                   PAYMENT                           PAYMENT                             PAYMENT
              FOR EACH YEAR SHOWN               FOR EACH YEAR SHOWN                FOR EACH YEAR SHOWN

               $50,000 PREMIUM                    $50,000 PREMIUM                    $50,000 PREMIUM
                    5% AIR                            5% AIR                             5% AIR

AGE              ANNUAL PAYMENT                    ANNUAL PAYMENT                     ANNUAL PAYMENT
81                   $3621                              $3621                              $3621
82                    3499                              3145                               3682
83                    3385                              3670                               3745
84                    3278                              3695                               3810
85                    3178                              3720                               3876
86                    3085                              3746                               3945
87                    2997                              3772                               4017
88                    2915                              3798                               4090
89                    2838                              3825                               4166
90                    2766                              3852                               4244
91                    2698                              3879                               4325
92                    2635                              3907                               4408
93                    2576                              3935                               4494
94                    2571                              3963                               4583
95                    2469                              3992                               4674
96                    2420                              4021                               4768
85                    2220                              4172                               5287
90                    2075                              4333                               5893
95                    1971                              4504                               6602
100                   1896                              4687                               7431



                         CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of annuity unit values and numbers of annuity units for each of the 10 years (or shorter period for which the relevant subaccount has been in existence) in the period ended December 31, 1999. You should read this information along with the variable account and AAL's financial statements and notes which are included in the Statement of Additional Information.

Note that the unit value of each subaccount of the variable account will not be the same on any given day as the net asset value per share of the underlying portfolio of the Fund in which that subaccount invests. One reason for this deviation is that each unit value consists of the underlying portfolio's net asset value minus charges to the variable account. In addition, dividends declared by the underlying portfolio are reinvested by the subaccount in additional shares of that portfolio. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the variable account does not change as a result of such distributions.

ANNUITY UNIT VALUES:


SUBACCOUNT                  AUGUST 2, 1994(4)         DECEMBER 31, 1999
----------                  ---------------          -----------------
Small Company Stock            $16.10                     $17.34
International Stock             11.85                      15.27
Large Company Stock             24.93                      27.54
Balanced                        18.16                      19.26
High Yield Bond                 9.46                       9.04
Bond                            12.06                      12.10
Money Market                    1.17                       1.19

(4)  The date the subaccounts commenced operations.


NUMBER OF ANNUITY UNITS OUTSTANDING AT THE END OF THE PERIOD:


SUBACCOUNT                    DECEMBER 31, 1999
----------                    -----------------
Small Company Stock                36,036
International Stock                25,778
Large Company Stock                149,769
Balanced                           164,845
High Yield Bond                    22,046
Bond                               12,956
Money Market                      1,507,483

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information.....................................................
Regulation and Reserves.................................................
Principal Underwriter...................................................

Gender Neutral Benefits.................................................
Performance Information.................................................

Standard & Poor's Disclaimer............................................
Financial Statements....................................................



ORDER FORM



Please send me a copy of the most recent Statement of Additional Information for the AAL Single Premium Immediate Variable Annuity certificate.



-------------------------------             --------------------------------
(Date)                                      (Name)

---------------------------------------------------------------------------
(Street Address)

---------------------------------------------------------------------------
(City)                                     (State)     (Zip Code)



Send to:

AAL Variable Products Service Center
4321 N. Ballard Road
Appleton, WI  54919-0001





                         AAL VARIABLE ANNUITY ACCOUNT II

                             STATEMENT OF ADDITIONAL
                                   INFORMATION
                                      DATED
                                   MAY 1, 2000


                            SINGLE PREMIUM IMMEDIATE
                          VARIABLE ANNUITY CERTIFICATE
                                   OFFERED BY:

                          AID ASSOCIATION FOR LUTHERANS
                            4321 NORTH BALLARD ROAD
                            APPLETON, WISCONSIN 54919



This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the prospectus dated May 1, 2000, for AAL Variable Annuity Account II (the variable account) describing the individual single premium immediate variable annuity certificates (certificates) that Aid Association for Lutherans (AAL) offers to persons eligible for membership in AAL. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing AAL (attention: AAL Variable Products Service Center) at the above address.


TABLE OF CONTENTS

Caption                                                                   Page


GENERAL INFORMATION.......................................................SAI-2

REGULATION AND RESERVES...................................................SAI-2

PRINCIPAL UNDERWRITER.....................................................SAI-2


PERFORMANCE INFORMATION...................................................SAI-3

STANDARD & POOR'S DISCLAIMER..............................................SAI-5

FINANCIAL STATEMENTS......................................................SAI-5

GENERAL INFORMATION


AAL is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established on November 24, 1902, under the laws of the State of Wisconsin. Membership is open generally to Lutherans and their families, and persons serving or associated with Lutherans or Lutheran organizations and their families. AAL offers life insurance, disability income insurance and annuities to its members. AAL Capital Management Corporation, a subsidiary of AAL, offers mutual funds, variable annuities and variable life insurance. Members are part of one of approximately 10,000local AAL branches throughout the United States. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia.


REGULATION AND RESERVES

AAL is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. AAL's operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AAL would be.

Pursuant to state insurance laws and regulations, AAL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the certificates, if AAL were to incur claims or expenses at rates significantly higher than expected or significant unexpected losses on its investments.

PRINCIPAL UNDERWRITER


AAL Capital Management Corporation (AAL CMC), a wholly-owned, indirect subsidiary of AAL, serves as the principal underwriter of the certificates pursuant to a Principal Underwriting and Servicing Agreement to which AAL CMC and AAL, on behalf of itself and the variable account, are parties. The certificates are sold through AAL representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of AAL CMC. Representatives of other broker-dealer firms with which AAL CMC has executed a selling agreement may also sell the certificates. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. The certificates are continuously offered in all states where AAL is authorized to sell the certificates. AAL paid underwriting commissions of $273,381 for the year ended December 31, 1999 . Of this amount, AAL CMC retained $0.


PERFORMANCE INFORMATION

The variable account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular owner.

MONEY MARKET SUBACCOUNT - YIELD AND EFFECTIVE YIELD

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount's yield is calculated based on a hypothetical pre-existing account at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes, in the account during the seven-day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the account at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount's effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.


The yield and effective yield for the Money Market Subaccount for the seven-day period ended December 31, 1999, were 5.26% and 5.39%, respectively.


OTHER SUBACCOUNTS

30-DAY YIELD: Advertisements for the certificates may include 30-day (or one-month) yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the net investment income per a hypothetical account earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the offering price per annuity unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

               Yield = 2[(((a-b)/cd)+1)^6-1]

Where:

          a = Net dividends and interest earned during the period by the portfolio attributable to the subaccount

          b =  Expenses accrued for the period (net of reimbursements)

          c = The average daily number of annuity units outstanding during the period

          d =  The annuity unit Value per unit on the last day of the period


For the 30-day period ended December 31, 1999, the 30-day yield for the Bond Subaccount was 5.12%, the Balanced Subaccount was 1.97% and the High Yield Bond Subaccount was 9.14%.


STANDARDIZED AND NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN: Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1, 5 and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1 + T)^n = ERV
         Where:
                  P   =  A hypothetical initial payment of $1,000
                  T   =  Average annual total return
                  n   =  Number of years
                  ERV =  Ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5 or 10-year periods (or fractional portion thereof)


STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1999:

NAME OF SUBACCOUNT            SINCE INCEPTION(1)
------------------            ----------------
Small Company Stock                 7.68%
International Stock                 28.86
Large Company Stock                 10.46
Balanced                            6.05
High Yield Bond                    (4.49)
Bond                                0.34
Money Market                        1.62

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of surrender charges.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1999:

NAME OF SUBACCOUNT            SINCE INCEPTION(1)        1 YEAR
------------------            ----------------          ------
Small Company Stock                 7.68%               10.80%
International Stock                 28.86                39.74
Large Company Stock                 10.46                19.02
Balanced                            6.05                 9.62
High Yield Bond                    (4.49)               (5.63)
Bond                                0.34                (2.57)
Money Market                        1.62                 3.65



(1)  Date of inception for each subaccount was August 2, 1999:



CUMULATIVE TOTAL RETURN: Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment). Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

                         C = (ERV/P) - 1
         Where:
                  P   =  A hypothetical initial payment of $1,000
                  C   =  Cumulative total return
                  ERV =  Ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the applicable period


Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction of surrender charges. The certificates are not currently subject to a charge for state premium taxes.

Standardized cumulative total returns for each subaccount were:

NAME OF SUBACCOUNT                        SINCE INCEPTION
------------------                        ---------------
Small Company Stock                            7.68%
International Stock                           28.86%
Large Company Stock                            10.46
Balanced                                       6.05
High Yield Bond                               (4.49)
Bond                                           0.34
Money Market                                   1.62



PERFORMANCE COMPARISONS

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service.

In addition, each subaccount's performance may be compared in advertisements and sales literature to various benchmarks including the Standard & Poor's 500 Composite Stock Price Index, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, S&P SmallCap 600 Index, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

STANDARD AND POOR'S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P's only relationship to AAL is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the certificates, or any other person/entity from the use of the S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in the variable account.


The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 1999. AAL does not prepare financial statements more often than annually and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred.

The consolidated financial statements of AAL as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are included herein and have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements referred to above are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


The financial statements for AAL are as follows:

                          AID ASSOCIATION FOR LUTHERANS

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999




                                    Contents

Report of Independent Auditors................................................1

Consolidated Balance Sheets...................................................2

Consolidated Statements of Income.............................................3

Consolidated Statements of Changes in Certificateholders' Surplus.............4

Consolidated Statements of Cash Flows.........................................5

Notes to Consolidated Financial Statements....................................6

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Aid Association for Lutherans


We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


January 26, 2000

                          AID ASSOCIATION FOR LUTHERANS

                           CONSOLIDATED BALANCE SHEETS


                                                                                      DECEMBER 31
                                                                               1999                1998
                                                                         ------------------  ------------------
                                                                                     (In Millions)

ASSETS
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                                        $  9,952            $  9,067
          Equity securities                                                            849                 824
      Fixed maturities held to maturity, at amortized cost                           3,261               3,906
      Mortgage loans                                                                 3,151               3,150
      Real estate                                                                       62                  75
      Certificate loans                                                                494                 500
      Other invested assets                                                             10
                                                                                                             8
                                                                         ------------------  ------------------
      Total investments                                                             17,779              17,530

  Cash and cash equivalents                                                            243                 232
  Premiums and fees receivable                                                          22                  19
  Accrued investment income                                                            212                 198
  Deferred acquisition costs                                                           807                 667
  Property and equipment                                                                89                  95
  Assets held in separate accounts                                                   2,002               1,406
  Other assets
                                                                                         4                   7
                                                                         ------------------  ------------------
TOTAL ASSETS                                                                      $ 21,158            $ 20,154
                                                                         ==================  ==================

LIABILITIES AND CERTIFICATEHOLDERS' SURPLUS Certificate liabilities and accruals:
      Future certificate benefits                                                 $  2,970            $  2,800
      Unpaid claims and claim expenses                                                  84                  98
                                                                         ------------------  ------------------
      Total certificate liabilities and accruals                                     3,054               2,898

  Certificateholder funds                                                           13,582              13,112
  Liabilities related to separate accounts                                           2,002               1,406
  Other liabilities                                                                    166                 190
                                                                         ------------------  ------------------
TOTAL LIABILITIES                                                                   18,804              17,606

CERTIFICATEHOLDERS' SURPLUS
  Accumulated surplus                                                                2,363               2,137
  Accumulated other comprehensive income (deficit)                                                         411
                                                                                       (9)
                                                                         ------------------  ------------------
TOTAL CERTIFICATEHOLDERS' SURPLUS                                                    2,354               2,548
                                                                         ------------------  ------------------
TOTAL LIABILITIES AND CERTIFICATEHOLDERS' SURPLUS                                 $ 21,158            $ 20,154
                                                                         ==================  ==================

See accompanying notes.

                          AID ASSOCIATION FOR LUTHERANS

                        CONSOLIDATED STATEMENTS OF INCOME


                                                                      YEARS ENDED DECEMBER 31
                                                            1999               1998                1997
                                                      -----------------  ------------------  ------------------
                                                                           (In Millions)

REVENUE
      Insurance premiums                                       $   419             $   406             $   391
      Insurance charges                                                                309                 297
                                                                   307
      Net investment income                                      1,266               1,232               1,211
      Net realized investment gains                                                    118                 107
                                                                   103
      Other revenue                                                                     83                  68
                                                                    96
                                                      -----------------  ------------------  ------------------
TOTAL REVENUE                                                    2,191               2,148               2,074

BENEFITS AND EXPENSES
      Certificate claims and other benefits                                            370                 357
                                                                   383
      Increase in certificate reserves                                                 173                 151
                                                                   184
      Interest credited                                                                800                 775
                                                                   809
      Surplus refunds                                                                  112                 110
                                                                   115
                                                      -----------------  ------------------  ------------------
      Total benefits                                             1,491               1,455               1,393

      Underwriting, acquisition and insurance
        expenses                                                                       331                 329
                                                                   355
      Fraternal benefits and expenses                                                  115                 104
                                                                   119
                                                      -----------------  ------------------  ------------------
      Total expenses                                                                   446                 433
                                                                   474
                                                      -----------------  ------------------  ------------------
TOTAL BENEFITS AND EXPENSES                                      1,965               1,901               1,826
                                                      -----------------  ------------------  ------------------
NET INCOME                                                     $   226             $   247             $   248
                                                      =================  ==================  ==================

See accompanying notes.

                          AID ASSOCIATION FOR LUTHERANS

        CONSOLIDATED STATEMENTS OF CHANGES IN CERTIFICATEHOLDERS' SURPLUS

                                                                        ACCUMULATED
                                                                           OTHER                 TOTAL
                                                   ACCUMULATED          COMPREHENSIVE     CERTIFICATEHOLDERS'
                                                     SURPLUS           INCOME (DEFICIT)         SURPLUS
                                                -------------------  ------------------------------------------

                                                                        (In Millions)

BALANCE AT JANUARY 1, 1997                               $   1,642             $    149              $   1,791
Comprehensive income
  Net income                                                   248                    -                    248
  Change in unrealized gains/losses
    on securities available for sale  *                          -                  179                    179
                                                                                          ---------------------
                                                                                          ---------------------
Total comprehensive income                                                                                 427
                                                -------------------  -------------------  ---------------------

BALANCE AT DECEMBER 31, 1997                                 1,890                  328                  2,218
Comprehensive income
  Net income                                                   247                    -                    247
  Change in unrealized gains/losses
    on securities available for sale  *                          -
                                                                                     83                     83
                                                                                          ---------------------
                                                                                          ---------------------
Total comprehensive income                                                                                 330
                                                -------------------  -------------------  ---------------------

BALANCE AT DECEMBER 31, 1998                                 2,137                  411                  2,548
Comprehensive income
  Net income                                                   226                    -                    226
  Change in unrealized gains/losses
    on securities available for sale  *                          -                (420)                  (420)
                                                                                          ---------------------
                                                                                          ---------------------
Total comprehensive loss                                                                                 (194)
                                                -------------------  -------------------  ---------------------
BALANCE AT DECEMBER 31, 1999                             $   2,363             $    (9)              $   2,354
                                                ===================  ===================  =====================


* Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:

                                                       1999                 1998                  1997
                                                -------------------  -------------------  ---------------------
Unrealized gains/losses on
  securities available for sale                          $   (237)             $    211               $    248
    Less:  reclassification adjustment for
      realized gains included in net income                    183                  128
                                                                                                            69
                                                -------------------  -------------------  ---------------------
Change in unrealized gains/losses
  on securities available for sale                       $   (420)              $    83               $    179
                                                ===================  ===================  =====================

See accompanying notes.

                          AID ASSOCIATION FOR LUTHERANS

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           YEARS ENDED DECEMBER 31
                                                                    1999             1998            1997
                                                               ---------------  --------------- ---------------
                                                                                (In Millions)

OPERATING ACTIVITIES:
   Net Income                                                          $  226           $  247          $  248
   Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                     156              160             131
     Increase in certificateholder funds                                  488              436             424
     (Increase) decrease in deferred acquisition costs                   (24)                               15
                                                                                           (9)
     Realized gains on investments                                       (96)            (106)           (104)
     Provisions for amortization and depreciation                          19               20              18
     Changes in other assets and liabilities                                                51
                                                                            9                              (1)
                                                               ---------------  --------------- ---------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                              778              799             731

INVESTING ACTIVITIES:
   Securities available for sale:
     Purchases - fixed maturities                                     (3,839)          (6,269)         (2,708)
     Sales - fixed maturities                                           1,449            4,119           1,600
     Maturities - fixed maturities                                        972              848             514
     Purchases - equities                                               (580)            (428)           (420)
     Sales - equities                                                     636              402             407
   Securities held to maturity:
     Purchases                                                           (82)            (294)           (530)
     Maturities                                                           730              752             577
   Mortgage loans funded                                                (249)            (244)           (213)
   Mortgage loans repaid                                                  259              318             309
   Certificate loans, net
                                                                            6                2               -
   Other                                                                 (51)               44
                                                                                                           (8)
                                                               ---------------  --------------- ---------------
   NET CASH USED IN INVESTING ACTIVITIES                                (749)            (750)           (472)

FINANCING ACTIVITIES:
   Universal life and investment contract receipts                      1,028            1,029           1,052
   Universal life and investment contract withdrawals                 (1,046)          (1,137)         (1,127)
                                                               ---------------  --------------- ---------------
   NET CASH USED IN FINANCING ACTIVITIES                                 (18)            (108)            (75)
                                                               ---------------  --------------- ---------------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                                              11             (59)             184
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              232              291             107
                                                               ---------------  --------------- ---------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                 $  243           $  232          $  291
                                                               ===============  =============== ===============

See accompanying notes.

                          AID ASSOCIATION FOR LUTHERANS

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
Aid Association for Lutherans (AAL) is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), as well as disability income and long-term care insurance, in most states. AAL members are served by more than 1,700 district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered by AAL Trust Company, FSB (AALTC). CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

BASIS OF PRESENTATION
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with generally accepted accounting principles ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

INVESTMENTS
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

                          AID ASSOCIATION FOR LUTHERANS

NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)
Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

DEFERRED ACQUISITION COSTS
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

PROPERTY AND EQUIPMENT
Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is being depreciated by the straight-line method over the estimated useful lives. Accumulated depreciation was $102,000,000 and $94,000,000 at December 31, 1999 and 1998, respectively.

                          AID ASSOCIATION FOR LUTHERANS

NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CERTIFICATE LIABILITIES AND ACCRUALS
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.8% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 1999 was 7.1% for universal life, 5.8% for portfolio-average deferred annuities, and ranged from 4.3% to 7.2% for investment generation deferred annuities (IGA).

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

SEPARATE ACCOUNTS
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

INSURANCE PREMIUMS AND CHARGES
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

                          AID ASSOCIATION FOR LUTHERANS

NOTE 1.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SURPLUS REFUNDS
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

FRATERNAL BENEFITS
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

OTHER REVENUE
Other revenue consists primarily of concessions and investment advisory fees of CMC.

INCOME TAXES
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's financial statements.

RECENT PRONOUNCEMENTS
In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, adoption of which has been deferred to fiscal years beginning after June 15, 2000. Because of AAL's minimal involvement with derivative instruments and hedging activities, management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of AAL.

RECLASSIFICATIONS
Certain 1998 amounts have been reclassified to conform with their 1999 presentation.

                          AID ASSOCIATION FOR LUTHERANS

NOTE 2.  INVESTMENTS

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                    Gross          Gross         Estimated
                                                 Amortized        Unrealized     Unrealized         Fair
                                                    Cost            Gains          Losses          Value
                                              -----------------  -------------  ------------- -----------------
                                                                       (In Millions)
Available for sale securities at December 31, 1999:
    Fixed maturity securities:
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                 $ 2,182          $   -         $ (86)           $ 2,096
        Obligations of other
          governments, states and
          political subdivisions                            17                                              17
                                                                            -              -
        Corporate bonds                                  6,585             14          (267)             6,332
        Mortgage & asset-backed securities               1,542                          (36)             1,507
                                                                            1
                                              -----------------  -------------  ------------- -----------------
        Total fixed maturity securities                 10,326             15          (389)             9,952
    Equity securities                                      565            284                              849
                                                                                           -
                                              -----------------  -------------  ------------- -----------------
Total                                                 $ 10,891          $ 299        $ (389)          $ 10,801
                                              =================  =============  ============= =================


Held to maturity securities at December 31, 1999:
    Fixed maturity securities:
        U.S. Treasury securities and
          non-loan-backed obligations
          of U.S. Government
          corporations and agencies                     $  165           $  3         $  (5)            $  163
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                     128                                             130
                                                                            3            (1)
        Obligations of other
          governments, states and
          political subdivisions                            48                                              47
                                                                            -            (1)
        Corporate bonds                                  2,525             43           (48)             2,520
        Mortgage & asset-backed securities                 395                                             395
                                                                            4            (4)
                                              -----------------  -------------  ------------- -----------------
Total                                                  $ 3,261          $  53         $ (59)           $ 3,255
                                              =================  =============  ============= =================






                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2.  INVESTMENTS (CONTINUED)

                                                                    Gross          Gross         Estimated
                                                 Amortized        Unrealized     Unrealized         Fair
                                                    Cost            Gains          Losses          Value
                                              -----------------  -------------  ------------- -----------------
                                                                       (In Millions)
Available for sale securities at December 31, 1998:
    Fixed maturity securities:
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                 $ 1,741          $  18         $  (2)           $ 1,757
        Obligations of other
          governments, states and
          political subdivisions                            19                                              20
                                                                            1              -
        Corporate bonds                                  5,862            148           (29)             5,981
        Mortgage & asset-backed securities               1,292             19                            1,309
                                                                                         (2)
                                              -----------------  -------------  ------------- -----------------
        Total fixed maturity securities                  8,914            186           (33)             9,067
    Equity securities                                      531            293                              824
                                                                                           -
                                              -----------------  -------------  ------------- -----------------
Total                                                  $ 9,445          $ 479         $ (33)           $ 9,891
                                              =================  =============  ============= =================


Held to maturity securities at December 31, 1998:
    Fixed maturity securities:
        U.S. Treasury securities and
          non-loan-backed obligations
          of U.S. Government
          corporations and agencies                     $  199           $  1          $   -            $  200
        Loan-backed obligations of U.S.
          Government corporations
          and agencies                                     320             32                              352
                                                                                           -
        Obligations of other
          governments, states and
          political subdivisions                            54                                              54
                                                                            1            (1)
        Corporate bonds                                  2,762            125                            2,879
                                                                                         (8)
        Mortgage & asset-backed securities                 571             15                              586
                                                                                           -
                                              -----------------  -------------  ------------- -----------------
Total                                                  $ 3,906          $ 174         $  (9)           $ 4,071
                                              =================  =============  ============= =================

                          AID ASSOCIATION FOR LUTHERANS

NOTE 2.  INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale                 Held to Maturity
                                              -------------------------------   -------------------------------
                                                Amortized          Fair           Amortized          Fair
                                                  Cost            Value             Cost            Value
                                              --------------  ---------------   --------------  ---------------
                                                                       (In Millions)

Due in one year or less                              $  269           $  268           $  191           $  191
Due after one year through five years                 3,907            3,777            1,181            1,194
Due after five years through ten years                2,084            1,978              882              873
Due after ten years                                     342              326              484              472
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                  6,602            6,349            2,738            2,730
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                            2,182            2,096              128              130
Mortgage and asset-backed securities                  1,542            1,507              395              395
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities                     $10,326          $ 9,952          $ 3,261          $ 3,255
                                              ==============  ===============   ==============  ===============

Major categories of AAL's investment income are summarized as follows:

                                                                          Years Ended December 31
                                                                   1999             1998             1997
                                                              ---------------   --------------  ---------------
                                                                               (In Millions)

Fixed maturity securities                                             $  942           $  885           $  854
Equity securities                                                         13                                20
                                                                                           23
Mortgage loans                                                           270              279              294
Investment real estate                                                    11                                20
                                                                                           18
Certificate loans                                                         35                                35
                                                                                           35
Other invested assets
                                                                           5                5                5
                                                              ---------------   --------------  ---------------
Gross investment income                                                1,276            1,245            1,228
Investment expenses                                                       10                                17
                                                                                           13
                                                              ---------------   --------------  ---------------
Net investment income                                                $ 1,266          $ 1,232          $ 1,211
                                                              ===============   ==============  ===============







                          AID ASSOCIATION FOR LUTHERANS

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


NOTE 2.  INVESTMENTS (CONTINUED)

AAL's realized gains and losses on investments are summarized as follows:

                                                                           Years Ended December 31
                                                                    1999            1998             1997
                                                               ---------------  --------------  ---------------
                                                                                (In Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                                           $  14           $  69            $  47
         Gross realized losses                                           (18)                             (11)
                                                                                         (16)
      Equity securities:
         Gross realized gains                                             152                               66
                                                                                           76
         Gross realized losses                                           (62)
                                                                                         (37)              (6)
Other investments, net                                                     17                               11
                                                                                           26
                                                               ---------------  --------------  ---------------
Net realized investment gains                                          $  103          $  118           $  107
                                                               ===============  ==============  ===============

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                 December 31
                                                                    1999            1998             1997
                                                               ---------------  --------------  ---------------
                                                                                (In Millions)

Fair value adjustment to available for sale securities                $  (90)          $  446           $  361
Increase (decrease) in deferred acquisition costs                          81                             (33)
                                                                                         (35)
                                                               ---------------  --------------  ---------------
Net unrealized (losses) gains on available for
  sale securities                                                     $   (9)          $  411           $  328
                                                               ===============  ==============  ===============

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                           Years Ended December 31
                                                                    1999            1998             1997
                                                               ---------------  --------------  ---------------
                                                                                (In Millions)

Fixed maturity securities available for sale                          $ (527)           $   6           $  138
Equity securities available for sale                                                                        71
                                                                          (9)              79
Deferred acquisition costs                                                116                             (30)
                                                                                          (2)
                                                               ---------------  --------------  ---------------
                                                                      $ (420)           $  83           $  179
                                                               ===============  ==============  ===============

                          AID ASSOCIATION FOR LUTHERANS

NOTE 2.  INVESTMENTS (CONTINUED)

AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 1999:

                                                                                     Principal        Percent
                                                                                 ------------------  ----------
                                                                                   (In Millions)
Geographic Region:
      Pacific                                                                              $   972        29.8
      South Atlantic                                                                         1,091        33.5
      Midwest                                                                                  663        20.4
      Other                                                                                    532        16.3
                                                                                 ------------------  ----------
      Total Mortgage Loans                                                                $  3,258       100.0
                                                                                 ==================  ==========

Property Type:
      Office                                                                               $   844        25.9
      Industrial                                                                             1,022        31.3
      Retail                                                                                   397        12.2
      Residential                                                                              274         8.4
      Church                                                                                   237         7.3
      Other                                                                                    484        14.9
                                                                                 ------------------  ----------
      Total Mortgage Loans                                                                $  3,258       100.0
                                                                                 ==================  ==========

The following table presents changes in the allowance for credit losses:

                                                                        Years Ended December 31
                                                                1999              1998              1997
                                                          ----------------- ----------------- -----------------
                                                                             (In Millions)

Balance at January 1                                                $  118            $  124            $  140
Provisions for credit losses (credit)                                 (11)               (4)              (13)
Charge offs                                                                              (2)               (3)
                                                                         -
                                                          ----------------- ----------------- -----------------
Balance at December 31                                              $  107            $  118            $  124
                                                          ================= ================= =================

AAL's investment in mortgage loans includes $178,000,000 and $198,000,000 of loans that are considered to be impaired at December 31, 1999 and 1998, respectively, for which the related allowance for credit losses are $35,000,000 and $38,000,000 at December 31, 1999 and 1998, respectively. The average recorded investment in impaired loans during the years ended December 31, 1999 and 1998, was $192,000,000 and $216,000,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $14,000,000, $17,000,000 and $19,000,000 for 1999, 1998 and 1997, respectively.

                          AID ASSOCIATION FOR LUTHERANS

NOTE 3.  DEFERRED ACQUISITION COSTS

The changes in deferred acquisition costs are as follows:

                                                                        Years Ended December 31
                                                                1999              1998              1997
                                                          ----------------- ----------------- -----------------
                                                                             (In Millions)

Balance at beginning of year                                        $  667            $  660            $  705
Acquisition costs deferred:
      Commissions, net of certificate charges                           81                74                76
      Other costs                                                       29                29                27
                                                          ----------------- ----------------- -----------------
      Total deferred                                                   110               103               103
Acquisition costs amortized                                           (86)              (94)             (118)
                                                          ----------------- ----------------- -----------------
Increase (decrease) in deferred acquisition costs                       24                 9              (15)
Change in unrealized gains/losses on
  fixed maturity investments recorded
  directly to certificateholders' surplus
  as comprehensive income (loss)                                       116               (2)              (30)
                                                          ----------------- ----------------- -----------------
Total increase (decrease)                                              140                 7              (45)
                                                          ----------------- ----------------- -----------------
Balance at end of year                                              $  807            $  667            $  660
                                                          ================= ================= =================


NOTE 4. RETIREMENT AND SAVINGS PLANS AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees. The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis. AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                 Retirement Plans                     Other Benefits
                                                                     December 31
                                              1999              1998              1999              1998
                                        ----------------- ----------------- ----------------- -----------------
                                                                    (In Millions)
Projected benefit obligation for
  services rendered to date                       $  266            $  269            $   63            $   42
Plan assets at fair value                            332               321
                                                                                           -                 -
                                        ----------------- ----------------- ----------------- -----------------
Funded (unfunded) status of
  the plan                                        $   66            $   52          $   (63)          $   (42)
                                        ================= ================= ================= =================
Accrued liability included in
  consolidated balance sheet                      $   10            $    6            $   44            $   43

                          AID ASSOCIATION FOR LUTHERANS

NOTE 4. RETIREMENT AND SAVINGS PLANS AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED)

The following summarizes certain assumptions included in the preceding schedule:

                                           Retirement Plans                         Other Benefits
                                                            Years Ended December 31
                                   1999          1998         1997          1999         1998         1997
                                ------------  -----------  ------------  -----------  ------------ ------------

Discount rate                      7.5%          7.0%         7.5%          7.5%         7.0%         7.5%
Expected return
  on plan assets                   9.0%          9.0%         9.0%            -            -            -
Rate of compensation
  increase                         5.0%          5.0%         5.0%            -            -            -
Health care trend rate               -             -            -           6.0%         6.0%         6.0%

                                                                                Years Ended December 31
                                                                            1999         1998          1997
                                                                         -----------  ------------  -----------
                                                                                     (In Millions)
Savings Plan
  Benefit cost                                                            $               $ -        $
                                                                             -                         -
  Employer contributions                                                                  4
                                                                             5                         4
  Employee contributions                                                     18           14           13
  Benefits paid                                                              18           22           18

Retirement Plans
  Benefit cost                                                             $ 4          $ 5          $ 5
  Employer contributions
                                                                             -            -            5
  Employee contributions
                                                                             -            -            -
  Benefits paid                                                              11           11
                                                                                                       9

Other Benefits
  Benefit cost                                                             $ 4          $ 4          $ 4
  Employer contributions
                                                                             -            -            -
  Employee contributions
                                                                             -            -            -
  Benefits paid                                                              2            2            3

                          AID ASSOCIATION FOR LUTHERANS

NOTE 5.  SYNOPSIS OF STATUTORY FINANCIAL RESULTS

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. The more significant differences are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                     December 31
                                                                               1999               1998
                                                                         -----------------  -----------------
                                                                                    (In Millions)

Assets                                                                           $ 20,800           $ 19,418
                                                                         =================  =================

Liabilities                                                                      $ 19,044           $ 17,900
Unassigned funds                                                                    1,756              1,518
                                                                         -----------------  -----------------
Total liabilities and unassigned funds                                           $ 20,800           $ 19,418
                                                                         =================  =================

                          AID ASSOCIATION FOR LUTHERANS

NOTE 5.  SYNOPSIS OF STATUTORY FINANCIAL RESULTS (CONTINUED)

                                                                      Years ended December 31
                                                            1999               1998               1997
                                                      -----------------  -----------------  -----------------
                                                                           (In Millions)

Premium income and certificate proceeds                       $  1,849           $  1,806           $  1,785
Net investment income                                            1,256              1,219              1,206
Other income
                                                                    42                 36                 27
                                                      -----------------  -----------------  -----------------
      Total income                                               3,147              3,061              3,018

Reserve increase                                                   623                569                519
Certificateholders' benefits                                     1,487              1,544              1,490
Surplus refunds                                                    117                115                112
Commissions and operating costs                                    402                377                363
Other                                                              350                367                364
                                                      -----------------  -----------------  -----------------
      Total benefits and expenses                                2,979              2,972              2,848
                                                      -----------------  -----------------  -----------------

Net gain from operations                                           168                                   170
                                                                                       89
Net realized capital gains
                                                                    88                 45                 40
                                                      -----------------  -----------------  -----------------
      Net income                                               $   256            $   134            $   210
                                                      =================  =================  =================

AAL is in compliance with the statutory surplus requirements of all states.



NOTE 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

CASH AND CASH EQUIVALENTS
The carrying amounts reported in the accompanying balance sheets for these instruments approximate their fair values.

INVESTMENT SECURITIES
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

MORTGAGE LOANS
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CERTIFICATE LOANS
The carrying amounts reported in the accompanying balance sheets for these loans are considered to be reasonable estimates of their fair value.

                          AID ASSOCIATION FOR LUTHERANS

NOTE 6.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SEPARATE ACCOUNTS
The fair values for separate account assets are based on quoted market prices.

FINANCIAL LIABILITIES
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying balance sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                                      1999                                 1998
                                       ----------------------------------   ----------------------------------
                                                            Estimated                            Estimated
                                            Cost           Fair Value            Cost           Fair Value
                                       ----------------  ----------------   ----------------  ----------------
                                                                   (In Millions)
Financial Assets:
      Fixed maturities                        $ 13,587          $ 13,207           $ 12,820          $ 13,138
      Equity securities                            565               849                531               824
      Mortgage loans                             3,151             3,204              3,150             3,628
      Cash and cash equivalents                    243               243                232               232
      Certificate loans                            494               494                500               500
      Separate accounts                          2,002             2,002              1,406             1,406

Financial Liabilities:
      Deferred annuities                         7,419             7,368              7,310             7,238
      Variable annuities                         2,016             1,923              1,433             1,356
      Other                                        721               718                681               678


NOTE 7.  CONTINGENT LIABILITIES

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the financial statements for liabilities, if any, that might ultimately result from these contingencies.

                                   AAL VARIABLE ANNUITY ACCOUNT II

                                    AUDITED FINANCIAL STATEMENTS

                                          DECEMBER 31, 1999




                                    Contents

Report of Independent Auditors............................................1

Statement of Net Assets...................................................2

Statement of Operations...................................................3

Statement of Changes in Net Assets........................................4

Notes to Financial Statements.............................................5

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Certificate Owners
Aid Association for Lutherans


We have audited the accompanying statement of net assets of the AAL Variable Annuity Account II (the Account) (comprising, respectively, the Money Market, Bond, Balanced, Large Company Stock, Small Company Stock, International Stock, and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for the period August 2, 1999 (date operations commenced) to December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account II at December 31, 1999, and the results of their operations and changes in their net assets for the period August 2, 1999 (date operations commenced) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Milwaukee, Wisconsin
January 26, 2000

                         AAL VARIABLE ANNUITY ACCOUNT II

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999

ASSETS
Investments in AAL Variable Product Series Fund, Inc.:
    Small Company Stock Subaccount:
       Small Company Stock Portfolio, 47,340 shares at net asset
          value of $13.20 per share (cost $612,248)                                                                $   624,734
    International Stock Subaccount:
       International Stock Portfolio, 25,494 shares at net asset
          value of $15.44 per share (cost $362,983)                                                                    393,701
    Large Company Stock Subaccount:
       Large Company Stock Portfolio, 152,202 shares at net asset
          value of $27.10 per share (cost $4,003,460)                                                                4,124,971
    Balanced Subaccount:
       Balanced Portfolio, 189,914 shares at net asset value of $16.72
          per share (cost $3,180,292)                                                                                3,175,732
    High Yield Bond Subaccount:
       High Yield Bond Portfolio, 25,903 shares at net asset value
          of $7.69 per share (cost $200,715)                                                                           199,235
    Bond Subaccount:
       Bond Portfolio, 16,327 shares at net asset value of $9.60 per
          share (cost $159,483)                                                                                        156,696
    Money Market Subaccount:
       Money Market Portfolio, 1,798,099 shares at net asset value of
          $1.00 per share (cost $1,798,099)                                                                          1,798,099
                                                                                                         ----------------------
Total Investments (cost $10,317,280)                                                                                10,473,168
LIABILITIES
                                                                                                                             -
                                                                                                         ----------------------
NET ASSETS                                                                                                        $ 10,473,168
                                                                                                         ======================


                                                                                              Unit             Extended
                                                                             Units           Value               Value
                                                                        ----------------  -------------  ----------------------
Net Assets are represented by:
    Small Company Stock Subaccount                                               36,036         $17.34             $   624,734
    International Stock Subaccount                                               25,778          15.27                 393,701
    Large Company Stock Subaccount                                              149,769          27.54               4,124,971
    Balanced Subaccount                                                         164,845          19.26               3,175,732
    High Yield Bond Subaccount                                                   22,046           9.04                 199,235
    Bond Subaccount                                                              12,956          12.10                 156,696
    Money Market Subaccount                                                   1,507,483           1.19               1,798,099
                                                                                                         ----------------------
Total Net Assets                                                                                                  $ 10,473,168
                                                                                                         ======================



The accompanying notes to the financial statements are an integral part of this statement.

                         AAL VARIABLE ANNUITY ACCOUNT II

                             STATEMENT OF OPERATIONS

             FOR THE PERIOD AUGUST 2, 1999 (1) TO DECEMBER 31, 1999


                                                             SMALL                               LARGE
                                                            COMPANY        INTERNATIONAL        COMPANY
                                                             STOCK             STOCK             STOCK
                                          COMBINED         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                      -----------------  ---------------  ----------------  ----------------

Investment income:
  Dividends                                 $   42,153         $    442         $   2,225         $   5,211
  Capital gain distributions
                                               138,304           27,964             2,262            31,823
                                      -----------------  ---------------  ----------------  ----------------
Total investment income
                                               180,457           28,406             4,487            37,034

Expenses-mortality and expense
  risk charges
                                                12,673              609               374             3,996
                                      -----------------  ---------------  ----------------  ----------------
Net investment income
                                               167,784           27,797             4,113            33,038

Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from
    investment transactions
                                                 7,165               16                47             6,507
  Change in unrealized
    appreciation (depreciation)
    of investments
                                               155,888           12,486            30,718           121,511
                                      -----------------  ---------------  ----------------  ----------------
Net gain (loss) on investments
                                               163,053           12,502            30,765           128,018
                                      -----------------  ---------------  ----------------  ----------------
Net increase (decrease) in net assets
  resulting from operations                 $  330,837        $  40,299         $  34,878         $ 161,056
                                      =================  ===============  ================  ================




                                                             HIGH
                                                             YIELD                             MONEY
                                          BALANCED           BOND              BOND            MARKET
                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                        --------------- ----------------  ---------------  ---------------

Investment income:
  Dividends                                 $  14,509        $   3,002        $   1,435        $  15,329
  Capital gain distributions
                                               76,255                -                -                -
                                      ---------------- ----------------  ---------------  ---------------
Total investment income
                                               90,764            3,002            1,435           15,329

Expenses-mortality and expense
  risk charges
                                                3,740              225              179            3,550
                                      ---------------- ----------------  ---------------  ---------------
Net investment income
                                               87,024            2,777            1,256           11,779

Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from
    investment transactions
                                                1,316            (697)             (24)                -
  Change in unrealized
    appreciation (depreciation)
    of investments
                                              (4,560)          (1,480)          (2,787)                -
                                      ---------------- ----------------  ---------------  ---------------
Net gain (loss) on investments
                                              (3,244)          (2,177)          (2,811)                -
                                      ---------------- ----------------  ---------------  ---------------
Net increase (decrease) in net assets
  resulting from operations                 $  83,780         $    600       $  (1,555)        $  11,779
                                      ================ ================  ===============  ===============

(1)  Commencement of operations


The accompanying notes to the financial statements are an integral part of this statement.

                         AAL VARIABLE ANNUITY ACCOUNT II

                       STATEMENT OF CHANGES IN NET ASSETS

             FOR THE PERIOD AUGUST 2, 1999 (1) TO DECEMBER 31, 1999


                                                              SMALL                               LARGE
                                                             COMPANY        INTERNATIONAL        COMPANY
                                                              STOCK             STOCK             STOCK
                                           COMBINED         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                        ----------------  ---------------  -----------------  ---------------


NET ASSETS AT AUGUST 2, 1999                  $      -          $     -           $      -          $     -


INCREASE IN NET ASSETS
Net investment income
                                                167,784           27,797              4,113           33,038
Net realized gain (loss) from
   investment transactions
                                                  7,165               16                 47            6,507
Change in unrealized appreciation
   (depreciation) of investments
                                                155,888           12,486             30,718          121,511
                                        ----------------  ---------------  -----------------  ---------------
Net increase (decrease) in net assets
   resulting from operations
                                                330,837           40,299             34,878          161,056

CAPITAL SHARE TRANSACTIONS
   Transfers of net premiums                 10,709,656
                                                                 294,345            298,661        2,372,827
   Transfers of surrenders
                                              (145,857)          (6,554)            (3,591)         (32,076)
   Transfers between subaccounts
                                              (421,468)          296,644             63,753        1,623,164
                                        ----------------  ---------------  -----------------  ---------------
Net increase in net assets
   resulting from capital
   share transactions                        10,142,331
                                                                 584,435            358,823        3,963,915
                                        ----------------  ---------------  -----------------  ---------------
Total increase in net assets                 10,473,168
                                                                 624,734            393,701        4,124,971
                                        ----------------  ---------------  -----------------  ---------------
NET ASSETS AT DECEMBER 31, 1999            $ 10,473,168        $ 624,734         $  393,701       $4,124,971
                                        ================  ===============  =================  ===============



                                                                 HIGH
                                                                 YIELD                               MONEY
                                              BALANCED           BOND              BOND             MARKET
                                             SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                           ---------------  ---------------- -----------------  ----------------

NET ASSETS AT JULY 26, 1999                    $     -           $     -          $      -           $     -

INCREASE IN NET ASSETS
Net investment income
                                                87,024             2,777             1,256            11,779
Net realized gain (loss) from
   investment transactions
                                                 1,316             (697)              (24)                 -
Change in unrealized appreciation
   (depreciation) of investments
                                               (4,560)           (1,480)           (2,787)                 -
                                        ---------------  ---------------- -----------------  ----------------
Net increase (decrease) in net assets
   resulting from operations
                                                83,780               600           (1,555)            11,779

CAPITAL SHARE TRANSACTIONS
   Transfers of net premiums                                                                       5,730,554
                                             1,750,753           164,758            97,758
   Transfers of surrenders
                                              (19,042)           (3,025)           (1,013)          (80,556)
   Transfers between subaccounts                                                                 (3,863,678)
                                             1,360,241            36,902            61,506
                                        ---------------  ---------------- -----------------  ----------------
Net increase in net assets
   resulting from capital
   share transactions                                                                              1,786,320
                                             3,091,952           198,635           158,251
                                        ---------------  ---------------- -----------------  ----------------
Total increase in net assets                                                                       1,798,099
                                             3,175,732           199,235           156,696
                                        ---------------  ---------------- -----------------  ----------------
NET ASSETS AT DECEMBER 31, 1999             $3,175,732         $ 199,235        $  156,696        $1,798,099
                                        ===============  ================ =================  ================

(1)  Commencement of operations

The accompanying notes to the financial statements are an integral part of this statement.

                         AAL VARIABLE ANNUITY ACCOUNT II

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AAL Variable Annuity Account II (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund single premium immediate variable annuity certificates. The Account commenced operations on August 2, 1999.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 2.  EXPENSE CHARGES

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. There is a daily charge based on a percentage of each portfolio's average daily net asset value that is payable to the portfolio's investment advisor. The certificate owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed. In addition, each certificate has an indirect withdrawal and surrender charge. The net amount received upon surrender is the commuted value, which for the fixed account is calculated using a maximum interest rate of 2% higher than the maximum valuation interest rate for single premium immediate annuities for the year and state in which the certificate was issued. For the variable subaccounts, the commuted value is calculated using an interest rate of 1% greater than the assumed investment return selected.


NOTE 3.  FEDERAL INCOME TAXES

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.


                         AAL VARIABLE ANNUITY ACCOUNT II

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 4.  INVESTMENT TRANSACTIONS

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

PERIOD AUGUST 2, 1999 TO DECEMBER 31, 1999                                   Purchases           Sales
                                                                        ------------------- -----------------

Small Company Stock Subaccount                                                   $ 613,064           $   832
International Stock Subaccount                                                     363,671               734
Large Company Stock Subaccount                                                   4,100,556           103,604
Balanced Subaccount                                                              3,223,466            44,490
High Yield Bond Subaccount                                                         215,142            13,729
Bond Subaccount                                                                    177,983            18,475
Money Market Subaccount                                                          3,891,629         2,093,529
                                                                        ------------------- -----------------
Combined                                                                       $12,585,511        $2,275,393
                                                                        =================== =================


NOTE 5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows:

                                         UNITS SOLD                           UNITS REDEEMED                            NET INCREASE
                              -----------------------------------  --------------------------------  -------------------------------
                                 UNITS               AMOUNT           UNITS            AMOUNT          UNITS               AMOUNT
                              ---------------- ------------------  ---------------  ---------------  --------------  ---------------
PERIOD AUGUST 2, 1999 TO
  DECEMBER 31, 1999
Small Company Stock
  Subaccount                                       $   595,208                       $    10,773                        $   584,435
                                   37,021                                 985                           36,036
International Stock Subaccount
                                   26,688              366,211            910              7,388        25,778              358,823
Large Company Stock
  Subaccount
                                  153,745            4,054,856          3,976             90,941       149,769            3,963,915
Balanced Subaccount
                                  171,938            3,188,458          7,093             96,506       164,845            3,091,952
High Yield Bond Subaccount
                                   22,427              202,120            381              3,485        22,046              198,635
Bond Subaccount
                                   13,104              160,068            148              1,817        12,956              158,251
Money Market Subaccount
                                4,880,394            5,730,535      3,372,911          3,944,215     1,507,483            1,786,320
                              ------------ --------------------  -------------  ---------------- --------------  -------------------
Combined                                         $  14,297,456                     $   4,155,125                      $  10,142,331
                                5,305,317                           3,386,404                        1,918,913
                              ============ ====================  =============  ================ ==============  ===================


                         AAL VARIABLE ANNUITY ACCOUNT II

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 6.  NET ASSETS

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 1999, consisted of:

                                                        SMALL                         LARGE
                                                       COMPANY     INTERNATIONAL     COMPANY
                                                        STOCK          STOCK          STOCK
                                      COMBINED        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                    --------------  ---------------------------------------------

Paid-in capital                                 $       $ 584,435      $ 358,823     $3,963,915
                                       10,142,331
Accumulated undistributed net
  investment income (loss)
                                          167,784          27,797          4,113         33,038
Accumulated undistributed net
  realized gain (loss) from investment
  transactions
                                            7,165              16             47          6,507
Net unrealized appreciation
  (depreciation) of investments
                                          155,888          12,486         30,718        121,511
                                    --------------  -------------- -------------- --------------
Net assets                                      $       $ 624,734      $ 393,701     $4,124,971
                                       10,473,168
                                    ==============  ============== ============== ==============


                                                          HIGH
                                                          YIELD                          MONEY
                                         BALANCED         BOND            BOND           MARKET
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                        --------------------------------------------  -------------

Paid-in capital                          $3,091,952      $ 198,635      $  158,251     $1,786,320

Accumulated undistributed net
  investment income (loss)
                                             87,024          2,777           1,256         11,779
Accumulated undistributed net
  realized gain (loss) from investment
  transactions
                                              1,316          (697)            (24)              -
Net unrealized appreciation
  (depreciation) of investments
                                            (4,560)        (1,480)         (2,787)              -
                                    ---------------- --------------  --------------  -------------
Net assets                               $3,175,732      $ 199,235      $  156,696     $1,798,099
                                      ============== ==============  ==============  =============



PART C. OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements:

         Part B: AAL Variable Annuity Account II
                 The following audited financial statements of AAL Variable Annuity Account II are included in Part B of this Registration Statement. The financial statements are:

         Report of Independent Auditors Statement of Net Assets as of December 31, 1999 Statement of Operations for the year ended December 31, 1999 Statement of Changes in Net Assets for the year ended December 31, 1999, and 1998 Notes to Financial Statements dated December 31, 1999

                           Aid Association for Lutherans
                           The following audited financial statements of Aid Association for Lutherans ("Depositor") as of December 31, 1999, December 31, 1998, and December 31, 1997, are included in Part B:

         Report of Independent Auditors
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Changes in Certificate Holders' Surplus Consolidated Statements of Cash Flow
         Notes to Financial Statements

(b)      Exhibits:

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from Registrant's prior Registration Statement.

EXHIBIT        NAME OF EXHIBIT                                         INCORPORATED BY REFERENCE          FILED
NUMBER                                                                                                    HEREWITH
1              Resolution of the Board of Directors of the Depositor   Pre-Effective Amendment #1 dated
               authorizing the establishment of AAL Variable Annuity   February 5, 1999
               Account II
2              Not applicable
3              Amended and Restated Principal Underwriting and
               Servicing Agreement between Aid Association for
               Lutherans (AAL), the Accounts and AAL Capital
               Management Corporation (AAL CMC) dated January 1, 2000
                                                                                                               X
4(a)           Variable Annuity Certificate                            Post Effective Amendment #1
                                                                       dated May 27, 1999

4(b)           Omnibus IRA Endorsements                                Post Effective Amendments #5
                                                                       dated February 27, 1998 and #7
                                                                       dated April 24, 1999(1)

4(c)           403(b) Endorsement and SIMPLE-IRA Endorsement           Post Effective Amendment #5
                                                                       dated February 27, 1998(1)

4(d)           Variation pages applicable to Certificates used in      Post Effective Amendment #1
               various states                                          dated May 27, 1999

5(a)           Standard Computer Certificate Application Form          Post Effective Amendment #1
                                                                       dated May 27, 1999

5(b)           Immediate Variable Annuity Option Selection Form        Post Effective Amendment #1
                                                                       dated May 27, 1999(1)
6(a)           Articles of Incorporation of Depositor                                                          X
6(b)           Bylaws of Depositor                                                                             X
7              Not applicable
8(a)           Amended and Restated Participation Agreement between
               AAL, the Accounts and the Fund as of January 1, 2000
                                                                                                               X
8(b)           Amended and Restated Participation Agreement between
               AAL, the AAL Savings Plan, AAL CMC and the Fund dated
               January 1, 2000                                                                                 X
9              Opinion of Counsel as to the legality of the            Post Effective Amendment #1
               securities being registered (including written          dated May 27, 1999
               consent)
10             Consent of Independent Auditors                                                                 X
11             Not applicable
12             Not applicable
13             Schedules for computation of each performance
               quotation in the Registration Statement                                                         X
15             Powers of Attorney                                      Post Effective Amendment #6
                                                                       dated August 28, 1998(1)
16             Transmittal Letter                                                                              X

(1) Incorporated by reference from previously filed registration statement for the AAL Variable Annuity Account I file Nos. 33-82054, 811-8660.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:



NAME AND PRINCIPAL                                     POSITIONS AND OFFICES
BUSINESS ADDRESS                                       WITH DEPOSITOR

John O. Gilbert                                        Chairman of the Board, President and
4321 North Ballard Road                                Chief Executive Officer
Appleton, WI  54919

Raymond G. Avischious
formerly President & General Manager
Shurfine-Central 4200 Oaksbury Lane
Rolling Meadows, IL 60008                              Director

Richard E. Beumer
Vice Chairman
Jacobs Engineering Group, Inc.
13723 Riverport Drive
Maryland Heights, MO  63043                            Director

Kenneth Daly, CPA
Partner
KPMG LLP
1600 Market Street
Philadelphia, PA 19103-7201                            Director

Elizabeth A. Duda
2450 Mikler Road
Oviedo, FL 32765                                       Director

Edward A. Engel
President
Edward A. Engel & Associates
P.O. Box 2039
Birmingham, MI 48012                                   Director

Gary J. Greenfield
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI 53226                                    Director

Robert H. Hoffman
Vice President, Communication Division
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728                                          Director
North Mankato, MN 56002-3728

Robert E. Long
Senior Vice President
Park Bank
15850 West Bluemound Road
Brookfield, WI  53005                                  Director

Robert B. Peregrine
President
Peregrine & Roth, S.C.
633 West Wisconsin Avenue
Milwaukee, WI 53203-1960                               Director

Paul D. Schrage
Formerly Sr. Exec. Vice President &
Chief Marketing Officer
McDonald's Corporation
42237 N. 112th Place
Scottsdale, AZ  85262                                  Director

James H. Scott
Principal
Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899                       Director

Kathi P. Seifert
Executive Vice President
Kimberly Clark Corporation
2100 Winchester Road
Neenah, WI 54956                                       Director

Roger G. Wheeler
Formerly President
Wheel-Air Charter, Inc.
6109 West 104th Street                                 Director
Bloomington, MN 55438

E. Marlene Wilson
President
Volunteer Management Associates
320 South Cedar Brook Road
Boulder, CO 80304                                      Director


Rev. Thomas R. Zehnder
Pastor
King of Glory Lutheran Church
4897 Longhill Road
Williamsburg, VA  23188                                Director


Walter S. Rugland                                      Executive Vice President and
4321 North Ballard Road                                Chief Operating Officer
Appleton, WI  54919

Woodrow E. Eno, Esq.
4321 North Ballard Road                                Senior Vice President,
Appleton, WI 54919                                     Secretary and General Counsel

Steven A. Weber
4321 North Ballard Road
Appleton, WI 54919                                     Senior Vice President

Fred Ohlde
4321 North Ballard Road
Appleton, WI  54919                                    Senior Vice President

Jon M. Stellmacher
4321 North Ballard Road
Appleton, WI  54919                                    Senior Vice President

Carl Rudolph
4321 North Ballard Road                                Senior Vice President, Chief Financial Officer, Controller
Appleton, WI  54919                                    and Treasurer

James H. Abitz                                         Senior Vice President and
222 West College Avenue                                Chief Investment Officer
Appleton, WI 54919

Russell H. Evenson
4321 North Ballard Road                                Senior Vice President
Appleton, WI  54919

Robert G. Same
222 W. College Avenue                                  Vice President, Chief Compliance Officer and
Appleton, WI   54919                                   Deputy General Counsel

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of Depositor(AAL), established by the Board of Directors of the Depositor in 1999, pursuant to the laws of the State of Wisconsin. Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. Depositor controls the following wholly-owned, direct and indirect subsidiaries:
(a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation (AALCMC), a Delaware corporation that is a registered broker-dealer and investment adviser; and (c) North Meadows Investment, Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; (d) The AAL Trust Company FSB, and (e) AAL Variable Product Series Fund, Inc. ("Fund"), a Maryland corporation organized as an open-end management investment company. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities, other than the Fund, which files separate financial statements. The Depositor has established two other separate accounts that use the same underlying Fund.



                                                                  -------------------------------
Parent Company                                                    AAL
                                                                  (Wisconsin corp.)
                                                                  -------------------------------
Holding Company                                                   AAL Holdings, Inc.
                                                                  (Delaware corp.)
                                                                  -------------------------------
                                   ------------------------------                                 ----------------------------
Wholly-owned                       AAL Capital Management                                         North Meadows Investment
subsidiaries of                    Corporation                    AAL Trust Co., FSB              Ltd.
AAL Holdings, Inc.                 (Delaware corp.)               (Federal charter)               (Wisconsin corp.)
                                   ------------------------------ ------------------------------- ----------------------------


ITEM 27. NUMBER OF CERTIFICATE OWNERS

As of March 31, 2000, there were approximately 207 qualified and 208 non-qualified certificate owners.

ITEM 28. INDEMNIFICATION

Section 33 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund's Articles of Incorporation and Article X of the Fund's Bylaws, and Section Eight of AAL CMC's Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and AAL CMC of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or AAL CMC, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and AAL CMC contains a provision in which the Fund and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 14 of the Transfer Agency Agreement between the Fund and AAL provide that each party shall indemnify the other for certain liability. Section 14 states that AAL shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, AAL will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney's fees, incurred by the Fund as a result of AAL's gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold AAL harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of AAL, its officers, employees and agents.

Section 8 of the Participation Agreement between AAL, the Accounts and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between AAL, the AAL Savings Plan, AAL CMC and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between AAL and AAL CMC contains a provision in which AAL and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or AAL CMC of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or AAL CMC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) AAL CMC, the principal underwriter of the Certificates, is also the distributor of the shares of The AAL Mutual Funds, a Massachusetts Business Trust offering a series of individual funds, including The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, Money Market Funds (Class A and Class B) and The AAL U.S. Government Zero Coupon Target Fund Series 2001 and The AAL U.S. Government Zero Coupon Target Fund Series 2006, all of which are open-end management investment companies. AAL CMC is also the investment adviser to the underlying Fund of the Registrant.

(b) The directors and principal officers of AAL CMC are set out below. Unless otherwise indicated, the principal business address of each person named below is 222 West College Avenue, Appleton, Wisconsin, 54911.


NAME AND PRINCIPAL                            POSITIONS AND OFFICES
BUSINESS ADDRESS                              WITH UNDERWRITER

Woodrow E. Eno                                Chairman of the Board

James H. Abitz                                Director, Senior Vice President
                                              and Chief Investment Officer

Robert G. Same                                Director and President

Russell A. Evenson
4321 North Ballard Road
Appleton, WI  54919                           Director

James H. Krueger
4321 North Ballard Road
Appleton, WI  54919                           Director and Vice President

Jon M. Stellmacher
4321 North Ballard Road
Appleton, WI  54919                           Director and Vice President

Carl J. Rudolph                               Director
4321 North Ballard Road
Appleton, WI  54919

Jeffrey L. Verhagen
4321 North Ballard Road
Appleton, WI  54919                           Vice President

Frederick D. Kelsven                          Vice President and Secretary

Steven R. Wendt                               Vice President and Chief Financial
                                              Officer

Jeffery R. Kargus                             Treasurer

Thomas R. Mischka
4321 North Ballard Road
Appleton, WI  54919                           Vice President

Lori Richardson
125 North Superior Street
Appleton, WI  54911                           Vice President

Michael Mevis                                 Vice President

Marnie Loomans-Thuecks
4321 North Ballard Road
Appleton, WI  54919                           Vice President

Krien VerBerkmoes III                         Vice President and Chief
                                              Compliance Officer

Paul Stadler                                  Vice President

Charles D. Gariboldi                          Vice President

Charles A. Friedman                           Vice President

Gordon Beckler                                Vice President
4321 North Ballard Road
Appleton, WI  54919

(c)      Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of Registrant are located at the offices of the Depositor at 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54911, and 125 North Superior Street, Appleton, Wisconsin, 54911.


ITEM 31.  SERVICES

Not Applicable.


ITEM 32. UNDERTAKINGS

(a)  Registrant   undertakes  to  file  a   post-effective   amendment  to  this
     Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the certificates may be accepted.

(b) Registrant undertakes to include either: (1) as part of any application to purchase a certificate offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information or financial statements required to be made available under this Form promptly, upon either written or oral request.

(d) The Depository insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Appleton and State of Wisconsin on this 20th day of April 2000.

                            AAL VARIABLE ANNUITY ACCOUNT II
                             (Registrant)

                            By:  AID ASSOCIATION FOR LUTHERANS
                                 (Depositor, on behalf of itself and Registrant)


                            By:  /s/John O. Gilbert
                                 -----------------------------------
                                 John O. Gilbert
                                 President and
                                 Chief Executive Officer

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/John O. Gilbert              President and
--------------------------      Chief Executive Officer
John O. Gilbert                 (Principal Executive Officer)     April 20, 2000


/s/Carl J. Rudolph              Senior Vice President, Controller,
--------------------------      Treasurer, and Chief Financial Officer
Carl J. Rudolph                 (Principal Financial Officer,
                                Principal Accounting Officer)     April 20, 2000

All of the Board of Directors:

Raymond G. Avischious        Gary J. Greenfield          James H. Scott
Richard E. Beumer            Robert H. Hoffman           Kathi P. Seifert
Kenneth Daly                 Robert E. Long              Roger B. Wheeler
Elizabeth A. Duda            Robert B. Peregrine         E. Marlene Wilson
Edward A. Engel              Paul D. Schrage             Rev. Thomas R. Zehnder

         John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duty executed by such persons.

/s/John O. Gilbert                                   April 20, 2000
--------------------------
John O. Gilbert
Attorney-in-Fact

                         AAL VARIABLE ANNUITY ACCOUNT II

                                INDEX TO EXHIBITS

         The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.


EXHIBIT
NUMBER
         NAME OF EXHIBIT

3 Amended and Restated Principal Underwriting and Servicing Agreement between Aid Association for Lutherans (AAL) and AAL Capital Management Corporation (AAL CMC) dated January 1, 2000

6(a)     Articles of Incorporation of Depositor

6(b)     Bylaws of Depositor

8(a) Amended and Restated Participation Agreement between AAL, the Accounts, AAL CMC and the Fund as of January 1, 2000

8(b) Amended and Restated Participation Agreement between AAL, AAL Savings Plan, AAL CMC, and the Fund dated January 1, 2000

10       Consent of Independent Auditors

13 Schedules for computation of each performance quotation in the Registration Statement

16       Transmittal Letter